                                        Investment Company Act File No. 811-4739
                                             Securities Act File No. 33-

       As filed with the Securities and Exchange Commission on February 26, 1998


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        --------------------------------

                                    FORM N-2
[x] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]       Pre-effective Amendment No.
[ ]       Post-Effective Amendment No.

                                     and/or

[ ] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[x] Amendment No. 13

                              THE ZWEIG FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                                900 Third Avenue
                            New York, New York 10022
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's Telephone Number, including Area Code:
                                  212-451-1100

                             STUART B. PANISH, ESQ.
                          Vice President and Secretary
                              The Zweig Fund, Inc.
                   900 Third Avenue, New York, New York 10022
                     (Name and Address of Agent for Service)
                           --------------------------

                                 With Copies to:

        ROBERT E. SMITH, ESQ.            LEONARD B. MACKEY, JR., ESQ.
        Rosenman & Colin LLP                  Rogers & Wells LLP
         575 Madison Avenue                    200 Park Avenue
         New York, NY 10022                   New York, NY 10166
        --------------------                ---------------------

                  Approximate date of proposed public offering:
As soon as practicable after the effective date of this Registration Statement.

      If the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

--------------------------------------------------------------------------------
Title of          Amount Being    Proposed          Proposed       Amount of
Securities        Registered      Maximum           Maximum        Registration
Being                             Offering Price    Aggregate      Fee
Registered                        Per Share (1)     Offering
                                                    Price
--------------------------------------------------------------------------------
Common Stock,
par value $.10    9,497,544
per share         Shares          $12.65            $120,143,932   $35,443

(1) Estimated solely for the purposes of calculating the registration fee in accordance with rule 457(c) under the Securities Act of 1933. Based on the average of the high and low prices for the Fund's Common Stock reported on the New York Stock Exchange on February 24, 1998.



      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                              THE ZWEIG FUND, INC.
                                    FORM N-2

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 481(a)

Item Number, Form N-2                                Location in Prospectus
---------------------                                ----------------------
                                     Part A

1.  Outside Front Cover..........................    Outside Front Cover Page
                                                       of Prospectus

2.  Inside Front and Outside Back
    Cover Page...................................    Outside Front Cover
                                                       of Prospectus

3.  Fee Table and Synopsis.......................    Fund Expenses

4.  Financial Highlights.........................    Financial Highlights

5.  Plan of Distribution.........................    The Offer;
                                                       Distribution
                                                       Arrangements

6.  Selling Shareholders.........................    Not Applicable

7.  Use of Proceeds..............................    The Offer; Use of
                                                       Proceeds

8.  General Description of the Registrant........    The Fund; Market
                                                       Price and Net Asset Value
                                                       Information; Investment
                                                       Objective and Policies;
                                                       Risk Factors and Special
                                                       Considerations

9.  Management...................................    Management of the
                                                       Fund; Custodian, Dividend
                                                       Paying Agent, Transfer
                                                       Agent and Registrar

10. Capital Stock, Long-Term Debt and Other
    Securities...................................    Distributions;
                                                       Distribution Reinvestment
                                                       and Cash Purchase Plan;
                                                       Taxation; Description of
                                                       Common Stock

Item Number, Form N-2                                Location in Prospectus
---------------------                                ----------------------
11. Defaults and Arrears on Senior Securities....    Not Applicable

12. Legal Proceedings............................    Legal Matters

13. Table of Contents of the Statement of
    Additional Information.......................    Table of Contents of
                                                       the Statement of
                                                       Additional Information

                                     Part B

14. Cover Page...................................    Cover Page

15. Table of Contents............................    Table of Contents

16. General Information and History..............    The Fund (in Part A)

17. Investment Objectives and Policies...........    Investment Objectives
                                                       and Policies; Investment
                                                       Restrictions

18. Management...................................    Management

19. Control Persons and Principal Holders
    of Securities................................    Management of the
                                                       Fund (in Part A);
                                                       Common Stock
                                                       (in part A); Principal
                                                       Shareholders

20. Investment Advisory and Other Services.......    Management of the
                                                       Fund (in Part A);
                                                       Custodian, Dividend
                                                       Paying Agent, Transfer
                                                       Agent and Registrar (in
                                                       Part A)

21. Brokerage Allocation and Other Practice......    Portfolio
                                                       Transactions
                                                       and Brokerage

22. Tax Status...................................    Taxation

23. Financial Statements.........................    Financial Statements;
                                                       Report of Independent
                                                       Accountants

                             SHARES OF COMMON STOCK
                              THE ZWEIG FUND, INC.
                   ISSUABLE UPON EXERCISE OF NON-TRANSFERABLE
               RIGHTS TO SUBSCRIBE FOR SUCH SHARES OF COMMON STOCK

The Zweig Fund, Inc. (the "Fund") is issuing to its shareholders of record
("Record Date Shareholders") as of the close of business on               , 1998
(the "Record Date") non-transferable rights (the "Rights"). These rights entitle
their holders to subscribe for up to an aggregate of                shares (the
"Shares") of the Fund's Common Stock, par value $0.10 per share (the "Common Stock") at the rate of one Share of Common Stock for every seven Rights held (the "Offer"). Record Date Shareholders will receive one non-transferable Right for each whole share of Common Stock held on the Record Date. Record Date Shareholders who fully exercise their Rights will be entitled to subscribe for additional shares of Common Stock pursuant to an over-subscription privilege described in this Prospectus (the "Over-Subscription Privilege"). The Fund may increase the number of shares of Common Stock subject to subscription by up to
25% of the Shares, or up to an additional            shares of Common Stock, for
an aggregate total of               Shares. Fractional Shares will not be issued
upon the exercise of Rights. The Rights are non-transferable and, therefore, may not be purchased or sold. The Rights will not be admitted for trading on the New York Stock Exchange (the "NYSE"), the Pacific Stock Exchange (the "PSE") or any other exchange. See "The Offer." THE SUBSCRIPTION PRICE PER SHARE (THE "SUBSCRIPTION PRICE") WILL BE 95% OF THE AVERAGE OF THE LAST REPORTED SALES
PRICE OF A SHARE OF THE FUND'S COMMON STOCK ON THE NYSE ON           , 1998 (THE
"PRICING DATE") AND THE FOUR PRECEDING BUSINESS DAYS.

THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON         , 1998 UNLESS
EXTENDED AS DESCRIBED HEREIN (THE "EXPIRATION DATE").

The Fund announced the Offer after the close of trading on the NYSE on         ,
1998. The Fund's Common Stock trades on the NYSE and PSE under the symbol "ZF." Shares issued upon the exercise of Rights and the Over-Subscription Privilege will be listed for trading on the NYSE and PSE, subject to notice of issuance. The net asset value per share of the Fund's Common Stock at the close of
business on         , 1998, the date the Fund announced the Offer, and         ,
1998, the Record Date, were $        and $        , respectively, and the last
reported sales price of a share of the Fund's Common Stock on the NYSE on those
dates were $         and $         , respectively.

The Fund is a diversified, closed-end management investment company. Its investment objective is capital appreciation, primarily through investment in equity securities, consistent with the preservation of capital and reduction of risk, as determined by the Fund's investment adviser, Zweig Advisors Inc. (the "Investment Adviser"). The extent of the Fund's investment in equity securities will be determined primarily on the basis of market timing techniques developed by Dr. Martin E. Zweig, the President of the Investment Adviser, and his staff. Dr. Zweig is the majority shareholder of the Investment Adviser and has been engaged in the business of providing investment advisory services for over 25 years. While the Investment Adviser seeks to reduce the risks associated with investing in equity securities by using these techniques, the risk of investment in equity securities cannot be eliminated. See "Investment Objective and Policies." No assurance can be given that the Fund's investment objective will be realized. The Fund's administrator is Zweig/Glaser Advisers (the "Administrator"). The Fund's Investment Adviser as well as the Administrator will benefit from the Offer. See "Management of the Fund."

                                               (Continued on the following page)

--------------------------------------------------------------------------------
    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
                 COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                    OF THIS PROSPECTUS. ANY REPRESENTATION TO
                       THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                   Estimated               Estimated Sales    Estimated Proceeds
                   Subscription Price (1)  Load (2)           to Fund (3) (4)
Per Share          $                       $                  $
Total Maximum (5)  $                       $                  $
--------------------------------------------------------------------------------

                                               (Footnotes on the following page)

                               MERRILL LYNCH & CO.



                  The date of this Prospectus is       , 1998.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

Upon the completion of the Offer, Record Date Shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, because the Subscription Price may be less than the then current net asset value per share as of the Pricing Date, the Offer may result in an immediate dilution of the net asset value per share for all shareholders. Although it is not possible to state precisely the amount of such decrease in net asset value per share, if any, because it is not known how many Shares will be subscribed for, what the net asset value or market price of the Common Stock will be on the Pricing Date or what the Subscription Price will be, such dilution could be minimal or substantial. Any such dilution will disproportionately affect non-exercising shareholders. See "The Offer" and "Risk Factors and Special Considerations." Except as described in this Prospectus, Record Date Shareholders will have no right to rescind their subscriptions after receipt of their payment for Shares by the Subscription Agent.

This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of
Additional Information, dated          , 1998 (the "SAI"), containing additional
information about the Fund, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety into this Prospectus.

Shareholders may obtain a copy of the SAI from, and should direct all questions and inquires relating to the Offer to, the Fund's Information Agent, Georgeson & Company Inc. Banks and Brokers should call (212) 440-9800 collect and all other shareholders should call (800) 223-2064. The address of the Fund is 900 Third Avenue, New York, New York 10022, and its telephone number is (212) 451-1100. The Commission maintains a world wide web site at http://www.sec.gov that contains the SAI and other information regarding the Fund.

(Footnotes from the previous page)


(1) Estimated on the basis of 95% of the average of the last reported sales
price of a share of the Fund's Common Stock on the NYSE on           , 1998 and
the four preceding business days.

(2) In connection with the Offer, the Fund has agreed to pay Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Dealer Manager"), and other broker-dealers (including Zweig Securities Corp.) soliciting the exercise of Rights, solicitation fees equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of the Rights and the Over-Subscription Privilege. The Fund has also agreed to pay the Dealer Manager a fee for financial advisory and marketing services in connection with the Offer equal to 1.25% of the aggregate Subscription Price for the Shares issued pursuant to the exercise of the Rights and the Over-Subscription Privilege, and
reimburse the Dealer Manager for out-of-pocket expenses up to $            . See
"Distribution Arrangements." These fees and expense reimbursement will be borne by the Fund and indirectly by all of the Fund's shareholders, including those who do not exercise their Rights. The Fund and the Investment Adviser have agreed to indemnify the Dealer Manager against certain liabilities including liabilities under the Securities Act of 1933, as amended.

(3) Before deduction of offering expenses incurred by the Fund, estimated at
approximately $            , including $           to be paid to the Dealer
Manager in reimbursement of its expenses.

(4) The funds received by check prior to the final due date of this Offer will be deposited into a segregated interest-bearing account (which interest will be paid to the Fund) pending proration and distribution of the Shares.

(5) Assumes all        Shares are purchased at the Estimated Subscription Price.
Pursuant to the Over-Subscription Privilege, the Fund may at the discretion of the Board of Directors increase the number of Shares subject to subscription by up to 25% of the Shares offered hereby. If the Fund increases the number of Shares subject to subscription by 25%, the Total Maximum Estimated Subscription
Price, Estimated Sales Load and Estimated Proceeds to the Fund will be $       ,
$       and $        , respectively.

      Certain numbers in this Prospectus have been rounded for ease of presentation and, as a result, may not total precisely.

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus. Unless otherwise indicated, the information in this Prospectus assumes that the allowable increase of 25% of the Shares offered hereby pursuant to the Over-Subscription Privilege will not occur.

                                    THE FUND

      The Zweig Fund, Inc. (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund commenced operations in October 1986. The Fund's investment objective is capital appreciation, primarily through investment in equity securities, consistent with the preservation of capital and reduction of risk, as determined by the Fund's investment adviser, Zweig Advisors Inc. (the "Investment Adviser"). The extent of the Fund's investment in equity securities will be determined primarily on the basis of market timing techniques developed by Dr. Martin E. Zweig, the President of the Fund's Investment Adviser, and his staff. While the Investment Adviser seeks to reduce the risks associated with investing in equity securities by using these techniques, the risk of investment in equity securities cannot be eliminated. The Fund's outstanding Common Stock, par value $.10 per share (the "Common Stock") is listed and traded on the New York Stock Exchange (the "NYSE") and the Pacific Stock Exchange ("PSE"). The average weekly trading volume of the Common
Stock on the NYSE during the year ended December 31, 1997 was         shares. As
of          , 1998, the net assets of the Fund were approximately $         .

      The President and majority shareholder of the Investment Adviser is Dr. Martin E. Zweig, who has been engaged in the business of providing investment advisory services for over 25 years. Zweig/Glaser Advisers (the "Administrator") serves as the Fund's administrator. The Fund pays the Investment Adviser an investment advisory fee computed at the annual rate of 0.85% of the Fund's average daily net assets. The Fund pays the Administrator an administrative fee computed at the annual rate of 0.13% of the Fund's average daily net assets. See "Management of the Fund."

                               TERMS OF THE OFFER

      The Fund is issuing to its shareholders of record ("Record Date
Shareholders") as of the close of business on         , 1998 (the "Record Date")
non-transferable rights (the "Rights") to subscribe for up to an aggregate of shares of Common Stock (the "Shares") of the Fund. The Fund may increase the number of shares of Common Stock subject to subscription by up to
25% of the Shares, or up to an additional         shares of Common Stock, for an
aggregate total of      shares. Each Record Date Shareholder is being issued one
Right for each whole share of Common Stock owned on the Record Date. The Rights entitle the holders thereof to subscribe for one Share for every seven Rights held (the "Offer"). Fractional shares will not be issued upon the exercise of Rights.

      Rights may be exercised at any time during the Subscription Period, which
commences on        , 1998 and ends at 5:00 p.m. New York City time, on        ,
1998, unless extended by the Fund until 5:00 p.m., New York City time to a date
not later than         ,

1998 (such date, as it may be extended, is referred to in this Prospectus as the "Expiration Date"). A Record Date Shareholder's right to acquire during the Subscription Period at the Subscription Price (as described below) one additional Share for every seven Rights held is hereinafter referred to as the "Primary Subscription." The Rights are evidenced by subscription certificates (the "Subscription Certificates"), which will be mailed to Record Date Shareholders, except as discussed in "The Offer - Foreign Restrictions."

      The Subscription Price per share (the "Subscription Price") will be 95% of the average of the last reported sales prices of a share of the Fund's Common
Stock on the NYSE on      , 1998 (the "Pricing Date") and the four preceding
business days. Since the Expiration Date and the Pricing Date are each         ,
1998. Record Date Shareholders who choose to exercise their Rights will not know at the time of exercise the Subscription Price for Shares acquired pursuant to such exercise. Record Date Shareholders will have no right to rescind a purchase after receipt of their payment for Shares by the Fund's subscription agent, State Street Bank & Trust Co. (the "Subscription Agent"). There is no minimum number of Rights that must be exercised in order for the Offer to close.

      Pursuant to the over-subscription privilege (the "Over-Subscription Privilege"), any Record Date Shareholder who fully exercises all Rights issued to such Record Date Shareholder in the Primary Subscription (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) will be entitled to subscribe for additional Shares at the Subscription Price. Shares available, if any, pursuant to the Over-Subscription Privilege are subject to allotment and may be subject to increase, as is more fully discussed under "The Offer - Over-Subscription Privilege." For purposes of determining the maximum number of Shares a Record Date Shareholder may acquire pursuant to the Offer, Record Date Shareholders whose Shares are held of record by Cede & Co. Inc. ("Cede") or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf.

      The Rights are non-transferable. Therefore, only the underlying Shares will be listed for trading on the NYSE, PSE or any other exchange.


                              PURPOSE OF THE OFFER

      The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment, thereby enabling the Fund to more fully take advantage of investment opportunities consistent with the Fund's investment objective. The Fund's Board of Directors has voted unanimously to approve the terms of the Offer as set forth in this Prospectus.

      In reaching its decision, the Board of Directors considered, among other things, advice by the Investment Adviser that new funds would allow the Fund additional flexibility to capitalize on available investment opportunities without the necessity of having to sell existing portfolio securities that the Investment Adviser believes should be held. Proceeds from the Offer will allow the Investment Adviser to better take advantage of such existing and future investment opportunities.

      The Board of Directors also considered that the Offer would provide shareholders with an opportunity to purchase additional shares of the Fund below its market price. The Board of Directors also believes that a well-subscribed rights offering may result in certain economies of scale which could reduce the Fund's expense ratio in future years. Finally, the Board of Directors considered that, because the Subscription Price per Share may be less than the net asset value per share on the Pricing Date, the Offer may result in dilution of the net asset value per share. The Board of Directors believes that the factors in favor of the Offer outweigh this possible dilution. See "Risk Factors and Special Considerations Dilution and Effect of Non-Participation in the Offer."

      The Fund's Investment Adviser and Administrator will benefit from the Offer because their fees are based on the average net assets of the Fund. It is not possible to state precisely the amount of additional compensation the Investment Adviser or Administrator will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. See "Management of the Fund."


        The information agent (the "Information Agent") for the Offer is:

                            GEORGESON & COMPANY INC.

                         Banks and Brokers Call Collect:
                                 (212) 440-9800
                           All Others Call Toll-Free:
                                 (800) 223-2064

      Shareholders may also contact their brokers or nominees for information with respect to the Offer.


                           IMPORTANT DATES TO REMEMBER

EVENT                                                            DATE
-----                                                            ----
Record Date                                                     , 1998
Subscription Period                                       , 1998 -      , 1998*
Expiration Date and Pricing Date                                , 1998*
Subscription Certificates and Payment for Shares Due+           , 1998*
Notice of Guaranteed Delivery Due+                              , 1998*
Subscription Certificates and Payment for
            Guarantees of Delivery Due                          , 1998*
Confirmation to Participants                                    , 1998*
Final Payment for Shares                                        , 1998*

* Unless the Offer is extended to a date not later than         , 1998.

+ A shareholder exercising Rights must deliver by the Expiration Date either (i) the Subscription Certificate together with payment or (ii) a Notice of Guaranteed Delivery.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

      The following summarizes certain matters that should be considered, among others, in connection with the Offer. This Prospectus contains certain forward-looking statements. Actual results could differ materially from those projected in the forward-looking statements as a result of certain uncertainties set forth below and elsewhere in this Prospectus.

Dilution - Net Asset Value and
Non-Participation in the Offer      Record Date Shareholders who do not fully
                                    exercise their Rights will, upon the
                                    completion of the Offer, own a smaller
                                    proportional interest in the Fund than they
                                    owned prior to the Offer. In addition, an
                                    immediate dilution of the net asset value
                                    per share may be experienced by all
                                    shareholders as a result of the Offer
                                    because the Subscription Price may be less
                                    than the then current net asset value per
                                    share, and the number of shares outstanding
                                    after the Offer may increase in greater
                                    percentage than the increase in the size of
                                    the Fund's assets. Although it is not
                                    possible to state precisely the amount of
                                    such decrease in net asset value per share,
                                    if any, because it is not known at this time
                                    what the Subscription Price will be, what
                                    the net asset value per share will be on the
                                    Expiration Date, or what proportion of the
                                    Shares will be subscribed for, such dilution
                                    could be minimal or substantial. For
                                    example, assuming (i) all Rights are
                                    exercised, (ii) the Fund's net asset value
                                    on the Expiration Date is $   per share (the
                                    net asset value per share on        , 1998),
                                    and (iii) the Subscription Price is $
                                    per share (95% of the last reported sale
                                    price per share on the NYSE on      , 1998),
                                    then the Fund's net asset value per share
                                    would be reduced by approximately $      per
                                    share or   %.

Certain Investment Strategies       The extent of the Fund's investment in
                                    equity securities will be determined
                                    primarily on the basis of market timing
                                    techniques developed by Dr. Martin E. Zweig, the President of the Fund's Investment
                                    Adviser, and his staff. While the Investment
                                    Adviser seeks to reduce the risks associated with investing in equity securities by using these techniques, the risk of investment in equity securities cannot be eliminated.
                                    There is no assurance that these market
                                    timing techniques will provide protection from the risks of equity investment, enable the Fund to remain in gear with the major trends of the market or enable the Fund to achieve its investment objective of capital appreciation. See "Investment

                                    Objective and Policies - Investment
                                    Objective." In addition, although the
                                    Investment Adviser believes that the special investment methods discussed in this Prospectus under "Special Investment Methods" (including purchasing and selling, for hedging purposes, stock index and other futures contracts and purchasing options on such futures; purchasing and writing listed put and call security options and options on stock indexes; short sales of securities; borrowing from banks to purchase securities; investing in securities of closed-end investment companies and foreign issuers; and lending portfolio securities to brokers, dealers, banks or other recognized institutional borrowers of securities) will further the Fund's investment objective of capital appreciation and reduce losses that might otherwise occur during a time of general decline in stock prices, no assurance can be given that these investment methods will achieve this result. These methods may subject an investor in the Fund to greater than average risks and costs.

Unrealized Appreciation             As of December 31, 1997, there was
                                    $119,601,576 or approximately $2.27 per
                                    share of net unrealized appreciation in the Fund's net assets of $666,365,791; if realized and distributed, or deemed distributed, such gains would, in general, be taxable to shareholders, including holders at that time of Shares acquired upon the exercise of Rights. See "Taxation."

Discount From Net Asset Value       The Fund's shares of Common Stock have
                                    traded in the market above, at and below net asset value since the commencement of the Fund's operations in October 1986. During the past nine years, the Fund's shares have generally traded in the market at a premium above net asset value; however, the Fund cannot predict whether the Fund's Common
                                    Stock will in the future trade at a premium to or discount from net asset value. The risk of the Common Stock trading at a discount is a risk separate from a decline in the Fund's net asset value. See "Market
                                    Price and Net Asset Value Information" in this Prospectus and "Net Asset Value" in the Statement of Additional Information (the
                                    "SAI").

Distributions                       The Fund's policy is to make quarterly
                                    distributions equal to 2.5% of its net asset value (10% on an annualized basis). If, for any quarterly distribution, net investment income and net realized short-term capital gains are less than the amount of the distribution, the difference will be distributed from the Fund's assets. The
                                    Fund's final distribution for each calendar year will include any remaining net investment income and net realized short-term capital gains deemed, for Federal income tax purposes, undistributed during the year, and may, but need not, include all net long-term capital gains realized during the year. If, for any calendar year, the total distributions exceed net investment income and net realized capital gains, the excess, distributed from the Fund's assets, will generally be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the sale of his or her shares. Such excess, however, will be treated as ordinary dividend income up to the amount of the Fund's current and accumulated earnings and profits. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

Anti-takeover Provisions            The Fund has provisions in its Articles of
                                    Incorporation and By-Laws that may have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The
                                    Board of Directors is divided into three classes. At the annual meeting of shareholders each year, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors.

                                  FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
      Sales Load (as a percentage of the Subscription Price per Share)(1)     3.75%
ANNUAL EXPENSES (as a percentage of the Fund's net assets)(2)
      Advisory Fees                                                           0.85%
      Administration Fees                                                     0.13%
      Other Expenses                                                          0.15%
                                                                              ----

Total Annual Expenses (3)                                                     1.13%
                                                                              ----

(1) The Fund has agreed to pay the Dealer Manager, and other broker-dealers (including Zweig Securities Corp.) soliciting the exercise of Rights, solicitation fees equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of the Rights and the Over-Subscription Privilege. The Fund has also agreed to pay the Dealer Manager a fee for financial advisory and marketing services in connection with the Offer equal to 1.25% of the aggregate Subscription Price for the Shares issued pursuant to the exercise of the Rights and the Over-Subscription Privilege, and reimburse the
Dealer Manager for out-of-pocket expenses up to $        . In addition, the Fund
has agreed to pay a fee to each of the Subscription Agent (as defined in this Prospectus) and Information Agent (as defined in this Prospectus) estimated to
be $       and $       , respectively, which includes reimbursement for their
out-of-pocket expenses related to the Offer. These fees and expenses will be borne by the Fund and indirectly by all of the Fund's shareholders, including those who do not exercise their Rights. See "Distribution Arrangements."

(2) Fees payable under the Investment Advisory Agreement and Administration Agreement (as defined in this Prospectus) are calculated on the basis of the Fund's average net assets. "Other Expenses" have been estimated for the current fiscal year. See "Management of the Fund - Investment Adviser; - Investment Advisory Agreement; and - Administrator."

(3) The indicated 1.13% expense ratio assumes that the Offer (including the Over-Subscription Privilege) is fully subscribed and assumes estimated net
proceeds from the Offer of approximately $      million (assuming an estimated
Subscription Price of $      per share). Other expenses for the fiscal year
ended December 31, 1997 were 0.18% as a percentage of average net assets.

      THE FOREGOING FEE TABLE IS INTENDED TO ASSIST FUND INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUND WILL BEAR DIRECTLY OR INDIRECTLY.

EXAMPLE

      An investor would directly or indirectly pay the following expense on a $1,000 investment in the Fund, assuming a 5% annual return throughout the periods:

           One Year    Three Years       Five Years        Ten Years
           --------    -----------       ----------        ---------
             $49           $72              $97              $170

      This hypothetical example assumes that all dividends and other distributions are reinvested at net asset value and that the 1.13% expense ratio listed under Total Annual Expenses remains the same in the years shown. The example also reflects payment of the 3.75% Sales Load on the entire $1,000 investment. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the Securities and Exchange Commission (the "Commission") applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Shares. For a more complete description of certain of the Fund's costs and expenses, see "Management of the Fund - Investment Management; - Investment Advisory Agreement; and - Administrator" in this Prospectus and "Expenses" and "Portfolio Transactions and Brokerage" in the SAI.

      This example should not be considered a representation of future expenses, and the Fund's actual expenses may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS

      The table below sets forth certain specified information for a share of the Fund's Common Stock outstanding throughout each period presented. This information is derived from the financial and accounting records of the Fund. The financial highlights for the five fiscal years ended December 31, 1997 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose reports thereon were unqualified. The report of independent accountants has been included in the SAI. This information should be read in conjunction with the financial statements and notes thereto included in the SAI.

                            YEARS ENDED DECEMBER 31,

                                          1997          1996          1995          1994         1993        1992        1991
                                       -------------------------------------------------------------------------------------------
PER SHARE DATA:
Net asset value, beginning of year .   $   11.45     $   11.06     $   10.33     $   11.68    $   11.36   $   12.40   $   10.48
                                       -------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..............        0.35          0.34          0.39          0.24         0.13        0.20        0.26
Net realized and unrealized gains
  (losses) on investments ..........        2.03          1.15          1.41         (0.45)        1.41       (0.10)       2.78
                                       -------------------------------------------------------------------------------------------
Total from investment operations ...        2.38          1.49          1.80         (0.21)        1.54        0.10        3.04
                                       -------------------------------------------------------------------------------------------
Dividends and Distributions:
Dividends from net investment
  income ...........................       (0.31)        (0.30)        (0.51)        (0.03)       (0.22)      (0.10)      (0.30)
Distributions from net realized
  gains on investments .............       (0.89)        (0.80)        (0.56)        (1.11)       (1.00)      (1.04)      (0.82)
                                       -------------------------------------------------------------------------------------------
Total Dividends and Distributions ..       (1.20)        (1.10)        (1.07)        (1.14)       (1.22)      (1.14)      (1.12)
                                       -------------------------------------------------------------------------------------------
    Net asset value, end of year ...   $   12.63     $   11.45     $   11.06     $   10.33    $   11.68   $   11.36   $   12.40
                                       ===========================================================================================
    Market value, end of year* .....   $   13.25     $  10.875     $   11.25     $  10.375    $   13.75   $   13.00   $   13.75
                                       ===========================================================================================
Total investment return ............       34.76%         6.92%        19.83%       (16.95)%      16.59%       3.61%      37.42%
                                       ===========================================================================================

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
  (in thousands) ...................   $ 666,366     $ 589,081     $ 547,886     $ 492,004    $ 534,813   $ 500,101   $ 526,252
Ratio of expenses to average net
  assets ...........................        1.16%         1.18%         1.22%         1.25%        1.23%       1.26%       1.28%
Ratio of net investment income to
  average net assets ...............        2.88%         3.12%         3.62%         2.24%        1.18%       1.73%       2.37%
Portfolio turnover rate ............        93.0%        137.2%        160.2%        257.0%       235.5%      172.5%      144.3%
Average commission rate per share on
  portfolio transactions ...........   $  0.0589     $  0.0591     $  0.0606           N/A          N/A         N/A         N/A


                                          1990       1989          1988
                                       ----------------------------------
PER SHARE DATA:
Net asset value, beginning of year .   $   11.43   $   10.35    $    9.73
                                       ----------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..............        0.47        0.52         0.33
Net realized and unrealized gains
  (losses) on investments ..........       (0.24)       1.68         1.33
                                       ----------------------------------
Total from investment operations ...        0.23        2.20         1.66
                                       ----------------------------------
Dividends and Distributions:
Dividends from net investment
  income ...........................       (0.49)      (0.52)       (0.25)
Distributions from net realized
  gains on investments .............       (0.69)      (0.60)       (0.79)
                                       ----------------------------------
Total Dividends and Distributions ..       (1.18)      (1.12)       (1.04)
                                       ----------------------------------
    Net asset value, end of year ...   $   10.48   $   11.43    $   10.35
                                       ==================================
    Market value, end of year* .....   $   11.00   $  12.375    $  10.375
                                       ==================================
Total investment return ............       (1.20)%     32.10%       27.76%
                                       ==================================

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands) .......................   $ 389,816   $ 408,864    $ 356,775
Ratio of expenses to average net
  assets............................        1.27%       1.31%        1.39%
Ratio of net investment income to
  average net assets ...............        4.39%       4.68%        3.38%
Portfolio turnover rate ............       201.8%      183.6%       205.7%
Average commission rate per share on
  portfolio transactions ...........         N/A         N/A          N/A

-----------

*Closing Price - New York Stock Exchange.

                                    THE OFFER


TERMS OF THE OFFER

      The Fund is issuing to the Record Date Shareholders the Rights to
subscribe for up to an aggregate of          Shares. The Fund may increase the
number of Shares subject to subscription by up to 25% of the Shares, or up to an
additional          shares, for an aggregate total of          shares. Each
Record Date Shareholder is being issued one Right for each whole share of Common Stock owned on the Record Date. The Rights entitle the holders thereof to subscribe for one Share for every seven Rights held (1 for 7). Fractional shares will not be issued upon the exercise of Rights. Record Date Shareholders who receive or have remaining fewer than seven Rights will not be able to purchase a Share upon the exercise of such Rights and will not be entitled to receive any cash in lieu thereof, although such Record Date Shareholders may subscribe for additional Shares pursuant to the Over-Subscription Privilege.

      Rights may be exercised at any time during the Subscription Period, which
commences on                 , 1998 and ends at 5:00 p.m. New York City time, on
                , 1998, unless extended by the Fund until 5:00 p.m., New York
City time to a date not later than            , 1998. See " - Expiration of the
Offer." The Rights are evidenced by Subscription Certificates, which will be mailed to Record Date Shareholders, except as discussed below under "Foreign Restrictions."

      Any Record Date Shareholder who fully exercises all Rights issued to such shareholder in the Primary Subscription will be entitled to subscribe for additional Shares at the Subscription Price pursuant to the terms of the Over-Subscription Privilege, as described below. Shares available, if any, pursuant to the Over-Subscription Privilege are subject to allotment and may be subject to increase, as is more fully discussed below under "Over-Subscription Privilege." For purposes of determining the maximum number of Shares a shareholder may acquire pursuant to the Offer, Record Date Shareholders whose Shares are held of record by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf.

PURPOSE OF THE OFFER

      The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment, thereby enabling the Fund to more fully take advantage of investment opportunities consistent with the Fund's investment objective. The Fund's Board of Directors has voted unanimously to approve the terms of the Offer as set forth in this Prospectus.

      In reaching its decision, the Board of Directors considered, among other things, advice by the Investment Adviser that new funds would allow the Fund additional flexibility to capitalize on available investment opportunities without the necessity of having to sell existing portfolio securities that the Investment Adviser believes should be held. Proceeds from the Offer will allow the Investment Adviser to better take advantage of such existing and future investment opportunities.

      The Board of Directors also considered that the Offer would provide shareholders with an opportunity to purchase additional shares of the Fund below its market price. The Board of Directors also believes that a well-subscribed rights offering may result in certain economies of scale which could reduce the Fund's expense ratio in future years. Finally, the Board of Directors considered that, because the Subscription Price per Share may be less than the net asset value per share on the Pricing Date, the Offer may result in dilution of the net asset value per share. The Board of Directors believes that the factors in favor of the Offer outweigh this possible dilution. See "Risk Factors and Special Considerations - Dilution-Net Asset Value and Non-Participation in the Offer."

      The Fund's Investment Adviser and Administrator will benefit from the Offer because their fees are based on the average net assets of the Fund. It is not possible to state precisely the amount of additional compensation the Investment Adviser or Administrator will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. See "Management of the Fund."

      The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms that may or may not be similar to the Offer. Any such future rights offerings will be made in accordance with the then applicable requirements of the 1940 Act.

OVER-SUBSCRIPTION PRIVILEGE

      To the extent Record Date Shareholders do not exercise all of the Rights issued to them, any underlying Shares represented by such Rights will be offered by means of the Over-Subscription Privilege to the Record Date Shareholders who have exercised all the Rights issued to them and who wish to acquire more than the number of Shares to which they are entitled. Only Record Date Shareholders who exercise all the Rights issued to them may indicate, on the Subscription Certificate, which they submit with respect to the exercise of the Rights issued to them, how many Shares they desire to purchase pursuant to the Over-Subscription Privilege. If sufficient Shares remain after completion of the Primary Subscription, all over-subscription requests will be honored in full. If sufficient Shares are not available to honor all over-subscription requests, the Fund may, at the discretion of the Board of Directors, issue shares of Common Stock up to an additional 25% of the Shares available pursuant to the Offer, or additional shares of Common Stock in order to cover such over-subscription requests. Regardless of whether the Fund issues additional shares pursuant to the Offer and to the extent Shares are not available to honor all over-subscription requests, the available Shares will be allocated among those who over-subscribe based on the number of Shares owned by them in the Fund on the Record Date. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscription is distributed on a pro rata basis. The Fund will not offer to sell in connection with the Offer any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

SUBSCRIPTION PRICE

      The Subscription Price for the Shares to be issued pursuant to the Offer will be 95% of the average of the last reported sales price of a share of the
Fund's Common Stock on the NYSE on                 , 1998 (the "Pricing Date")
and the four preceding business days. For example, if the average of the last reported sales price on the NYSE on the Pricing Date and the four preceding business days of a share of the Fund's Common Stock is $11.00, the Subscription Price will be $10.45 (95% of $11.00). The Subscription Price may be higher or lower than the net asset value per share.

      The Fund announced the Offer after the close of trading on the NYSE on ---------------------------, 1998 and announced the terms of the Offer after the close of trading on ---------------------, 1998. The net asset value per share of Common Stock at the close of business on ------------------------, 1998, the date the Fund announced the Offer, ------------------, 1998, the date the Fund announced the terms of the Offer, and ------------------, 1998, the
Record Date, was $       , $ and $ , respectively, and the last reported sales
prices of a share of the Fund's Common Stock on the NYSE on those dates was
$    , $         and $ , respectively.

EXPIRATION OF THE OFFER

      The Offer will expire at 5:00 p.m., New York City time, on         , 1998,
unless extended by the Fund until 5:00 p.m., New York City time to a date or
dates not later than            , 1998. The Rights will expire on the Expiration
Date and thereafter may not be exercised. Since the Expiration Date and the Pricing Date will be the same date, Record Date Shareholders who decide to acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege will not know when they make such decision the purchase price of such Shares. Any extension of the Offer will be followed as promptly as practicable by announcement thereof. Such announcement shall be issued no later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

METHOD OF EXERCISE OF RIGHTS

      The Subscription Certificates, which evidence the Rights, will be mailed to Record Date Shareholders or, if a Record Date Shareholder's shares of Common Stock are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee. Rights may be exercised by filling in completely and signing the Subscription Certificate which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the Shares at the estimated Subscription Price (the "Estimated Subscription Price") as described below under "Payment for Shares." Rights may also be exercised by a Record Date Shareholder contacting his or her broker, banker or trust company, which can arrange, on his or her behalf, to guarantee delivery of payment (using a "Notice of Guaranteed Delivery") and of a properly completed and executed Subscription Certificate. The broker, banker or trust company may charge a fee for this service. Fractional Shares will not be issued, and Record Date Shareholders who receive, or who have remaining, fewer than seven Rights will not be entitled to purchase a Share upon the exercise of such Rights but will be able to request additional Shares pursuant to the terms of the Offer applicable to the Over-Subscription Privilege. Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date (unless the guaranteed delivery procedures are complied with as described below under "Payment for Shares") at the offices of the Subscription Agent at the address set forth below.

      Shareholders who Are Record Owners. Shareholders who are record owners can choose between either option set forth under "Payment for Shares" below. If time is of the essence, option (2), under "Payment for Shares" below, will permit delivery of the Subscription Certificate and payment after the Expiration Date.

      Shareholders whose Shares Are Held By A Nominee. Shareholders whose shares are held by a nominee, such as a broker or trustee, must contact such nominee to exercise their Rights. In that case, the nominee will complete the Subscription Certificate on behalf of the investor and arrange for proper payment by one of the methods set forth under "Payment for Shares" below.

      Nominees. Nominees who hold shares of Common Stock for the account of others must (to the extent required by applicable law) notify the beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment described under "Payment for Shares" below.

INFORMATION AGENT

      Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

                     The Information Agent for the Offer is:

                            GEORGESON & COMPANY INC.

                                Wall Street Plaza
                            New York, New York 10005
                         Banks and Brokers Call Collect:
                                 (212) 440-9800
                           All Others Call Toll-Free:
                                 (800) 223-2064


      Shareholders may also contact their brokers or nominees for information with respect to the Offer.

      The Information Agent will receive a fee estimated to be approximately
$          including reimbursement for all out-of-pocket expenses related to the
Offer.

SUBSCRIPTION AGENT

      The Subscription Agent is State Street Bank & Trust Co., which will receive for its administrative, processing, invoicing and other services as
subscription agent, a fee estimated to be approximately $         including
reimbursement for all out-of-pocket expenses related to the Offer. Signed Subscription Certificates must be sent, together with payment at the Estimated Subscription Price for all Shares subscribed in the Primary Subscription and Over-Subscription Privilege by one of the methods described below, prior to 5:00 p.m., New York City time, on the Expiration Date. Alternatively, if using a Notice of Guaranteed Delivery, the Notice of Guaranteed Delivery (see "Method of Exercise of Rights" above) may also be sent by facsimile to (781) 794-6333, with the originals to be sent promptly thereafter by one of the methods described below. Facsimiles should be confirmed by telephone to (781) 794-6388.

(1) BY FIRST CLASS MAIL ONLY:

State Street Bank & Trust Company
Corporate Reorganization
P.O. Box 9573
Boston, MA 02205-9573

(2) BY HAND:

Securities Transfer & Reporting Services, Inc.
c/o State Street Bank & Trust Co.
55 Broadway, Third Floor
New York, NY 10006

(3) BY OVERNIGHT COURIER:

State Street Bank & Trust Co.
Corporate Reorganization
70 Campanelli Drive
Braintree, MA 02184

(4) GUARANTEE OF DELIVERY: FOR ELIGIBLE INSTITUTIONS ONLY:

      The Notice of Guaranteed Delivery may also be sent by facsimile to (781) 794-6333, with the originals to be sent promptly thereafter by one of the methods described above. Facsimiles should be confirmed by telephone to (781) 794-6388.

      DELIVERY TO AN ADDRESS OTHER THAN ONE OF THE ADDRESSES LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

PAYMENT FOR SHARES

      Record Date Shareholders who acquire Shares in the Primary Subscription and pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

      (1) A Record Date Shareholder can send the Subscription Certificate together with payment for the Shares acquired in the Primary Subscription and for additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent. Payment should be calculated on the basis of the
Estimated Subscription Price of $       per Share for all Shares requested. To
be accepted, such payment, together with the executed Subscription Certificate, must be received by the Subscription Agent at one of the Subscription Agent's offices at the addresses set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. The Subscription Agent will deposit all checks and money orders received by it prior to the final payment date into a segregated interest-bearing account (which interest will be paid to the Fund) pending proration and distribution of the Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO THE ZWEIG FUND, INC. AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

      (2) Alternatively, a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York City time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile (telecopy) or otherwise from a bank, a trust company, or a NYSE member firm guaranteeing delivery of (i) payment of the Estimated Subscription Price of
$         per share for the Shares subscribed for in the Primary Subscription and for any additional Shares subscribed for pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate together with full payment is received by the Subscription Agent by the close of business on the
third business day after the Expiration Date (          , 1998, unless the Offer
is extended).

      Within eight business days following the Expiration Date (           ,
1998, unless the Offer is extended, the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each subscribing Record Date Shareholder (or, if the Record Date Shareholder's shares of Common Stock are held by Cede or any other depository or nominee, to Cede or such depository or nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the per Share and total purchase price of the Shares, and (iv) any additional amount payable by such Record Date Shareholder to the Fund or any excess to be refunded by the Fund to such Record Date Shareholder, in each case based on the Subscription Price as determined on the Pricing Date. If any Record Date Shareholder exercises his or her right to acquire Shares pursuant to the Over-Subscription Privilege, any such excess payment which would otherwise be refunded to the Record Date Shareholder will be applied by the Fund toward payment for additional Shares acquired pursuant to exercise of the Over-Subscription Privilege. Any additional payment required from a Record Date Shareholder must be received by the Subscription Agent within ten business days after the Confirmation Date. Any excess payment to be refunded by the Fund to a Record Date Shareholder will be mailed by the Subscription Agent to such Record Date Shareholder as promptly as possible. All payments by a Record Date Shareholder must be in United States dollars by money order or check drawn on a bank located in the United States of America and payable to THE ZWEIG FUND, INC.

      Whichever of the two methods described above is used, issuance and delivery of certificates for the Shares purchased are subject to collection of checks and actual payment pursuant to any Notice of Guaranteed Delivery.

      RECORD DATE SHAREHOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT, EXCEPT AS PROVIDED BELOW UNDER "NOTICE OF NET ASSET VALUE DECLINE."

      If a Record Date Shareholder who acquires Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of any additional amounts due by the tenth Business Day after the Confirmation Date, the Fund reserves the right to take any or all of the following actions: (i) sell such subscribed and unpaid-for Shares to other Record Date Shareholders,
(ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription or Over-Subscription Privilege, or (iii) exercise any and all other rights or remedies to which it may be entitled.

      THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENT BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE FUND AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR AND, MAY AT THE DISCRETION OF THE FUND, NOT BE ACCEPTED IF NOT CLEARED PRIOR TO THE EXPIRATION DATE, YOU ARE STRONGLY ENCOURAGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

      All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

NOTICE OF NET ASSET VALUE DECLINE

      The Fund has, pursuant to the Commission's regulatory requirements, undertaken to suspend the Offer until it amends this Prospectus if, subsequent
to           , 1998, the effective date of the Fund's Registration Statement, the Fund's net asset value declines more than 10% from its net asset value as of that date. Accordingly, the Expiration Date would be extended and the Fund would notify Record Date Shareholders of any such decline and permit them to cancel their exercise of the Rights.

NON-TRANSFERABILITY OF RIGHTS

      The Rights are non-transferable and, therefore, may not be purchased or sold. The Rights will not be listed for trading on the NYSE, PSE or any other exchange. However, the additional Shares of Common Stock to be issued upon the exercise of the Rights and the Over-Subscription Privilege will be listed for trading on the NYSE and PSE, subject to notice of issuance.

DELIVERY OF SHARE CERTIFICATES

      Stock certificates for all Shares acquired in the Primary Subscription will be mailed promptly after the expiration of the Offer and full payment for the subscribed Shares has been received and cleared. Certificates representing Shares acquired pursuant to the Over-Subscription Privilege will be mailed as soon as practicable after full payment has been received and cleared and all allocations have been effected. Participants in the Fund's Distribution Reinvestment and Cash Purchase Plan (the "Plan") will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their shareholder distribution reinvestment accounts in the Plan. Participants in the Plan wishing to exercise Rights for the shares of Common Stock held in their accounts in the Plan must exercise them in accordance with the procedures set forth above. Record Date Shareholders whose shares of Common Stock are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have any Shares acquired in the Primary Subscription credited to the account of Cede or such other depository or nominee. Shares acquired pursuant to the Over-Subscription Privilege will be certificated and stock certificates representing such Shares will be sent directly to Cede or such other depository or nominee.

FOREIGN RESTRICTIONS

      Record Date Shareholders whose record addresses are outside the United States (for these purposes, the United States includes its territories and possessions and the District of Columbia) will receive written notice of the Offer; however, Subscription Certificates will not be mailed to such shareholders. The Rights to which those Subscription Certificates relate will be held by the Subscription Agent for such foreign Record Date Shareholders' accounts until instructions are received to exercise the Rights. If no such instructions are received by the Expiration Date, such Rights will expire.

FEDERAL INCOME TAX CONSEQUENCES

      The U.S. Federal income tax consequences to holders of Common Stock with respect to the Offer will be as follows:

      For Federal income tax purposes, the distribution of Rights will not result in taxable income to a shareholder nor will the shareholder recognize gain or loss as a result of the exercise of the Rights. No loss will be recognized by a shareholder if the Rights expire without exercise.

      The tax basis of a U.S. shareholder's Common Stock will remain unchanged and the shareholder's basis in the Rights will be zero, unless such U.S. shareholder affirmatively and irrevocably elects (in a statement attached to such shareholder's U.S. Federal income tax return for the year in which the Rights are received) to allocate the basis in the Common Stock between such Common Stock and the Rights in proportion to their respective fair market values on the date of distribution.

      If Rights are exercised by the holder of Common Stock, the basis of the Common Stock received will equal the Subscription Price (plus any basis allocated to the Rights in the manner described in the preceding paragraph). For purposes of determining whether capital gain or loss recognized upon a subsequent sale of the Common Stock acquired upon exercise of a Right (assuming the Common Stock is held as a capital asset) is short-term, mid-term or long-term, the holding period of the Common Stock so acquired will begin on the date the Right is exercised.

      The foregoing is only a general summary of the applicable U.S. Federal income tax law and does not include any state, local or foreign tax consequences of the Offer. Such applicable U.S. Federal income tax law is subject to change by legislative or administrative action. Shareholders should consult their tax advisers concerning the tax consequences of the Offer. See "Taxation" in this Prospectus and in the SAI.

EMPLOYEE PLAN CONSIDERATIONS

      Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and Individual Retirement Accounts ("IRAs") (collectively, "Plans") should be aware of the complexity of the rules and regulations governing Plans and the penalties for noncompliance, and Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Internal Revenue Code of 1986, as amended (the "Code").


                                 USE OF PROCEEDS

      If all of the Rights are exercised in full and assuming a Subscription
Price of $           per share (95% of the last reported sales price per share
on the NYSE on                 , 1998), the net proceeds to the Fund would be
approximately $              , after deducting expenses
payable by the Fund, including the fees and expenses of the Dealer Manager and soliciting broker-dealers and other offering expenses estimated to total
$             . If the Fund increases the number of Shares subject to
subscription by up to             Shares, in order to satisfy over-subscription
requests, the additional net proceeds will be approximately $            .
However, there can be no assurance that all Rights will be exercised in full, and the Subscription Price will not be determined until the close of business on the Expiration Date. The Investment Adviser has advised the Fund that it anticipates that the net proceeds of the Offer will be invested in investments conforming to the Fund's investment objective and policies within a week from their receipt by the Fund, but in no event will such investment take longer than six months from the Expiration Date. Pending such investment, the proceeds will be invested in cash or cash equivalent short-term obligations including, but not limited to, U.S. Government obligations, certificates of deposit, commercial paper and short-term notes. See "The Offer - Purpose of the Offer."


                                    THE FUND

      The Fund, incorporated in Maryland on June 30, 1986, is a diversified, closed-end management investment company registered under the 1940 Act. The Fund's investment objective is capital appreciation, primarily through investment in equity securities, consistent with the preservation of capital and reduction of risk, as determined by the Fund's Investment Adviser. The extent of the Fund's investment in equity securities will be determined primarily on the basis of market timing techniques developed by Dr. Martin E. Zweig, the President of the Fund's Investment Adviser, and his staff. While the Investment Adviser seeks to reduce the risks associated with investing in equity securities by using these techniques, the risk of investment in equity securities cannot be eliminated. See "Investment Objective and Policies." No assurance can be given that the Fund's investment objective will be realized.

      The Fund's Investment Adviser, Zweig Advisors Inc., is a Delaware corporation. The President and majority shareholder of the Investment Adviser is Dr. Zweig, who has been engaged in the business of providing investment advisory services for over 25 years. The Investment Adviser is registered with the Commission under the Investment Advisers Act of 1940, as amended. Such registration does not involve supervision or approval by the Commission of investment advice rendered by the Investment Adviser. See "Management of the Fund."

      The Fund completed an initial public offering of 34,000,000 shares of its Common Stock in October 1986. The net proceeds to the Fund from such offering
were approximately $317,282,208. As of                 , 1998, the net assets of
the Fund were $                , and since inception, the Fund has paid or
declared distributions (including dividends and capital gains distributions)
aggregating $                . The increase in the Fund's net assets since
inception is attributable primarily to appreciation in the value of its portfolio securities and the receipt of net proceeds of $44.6 million from the Fund's August 1991 rights offering.

      The Fund's principal office is located at 900 Third Avenue, New York, New York 10022, and its telephone number is (212) 451-1100.

                  MARKET PRICE AND NET ASSET VALUE INFORMATION

      Shares of the Fund's Common Stock are listed on the NYSE and the PSE under the symbol "ZF." The following table sets forth for the Common Stock for the calendar quarters indicated: (i) the high and low net asset value per share of the Common Stock of the Fund, (ii) the high and low closing prices on the NYSE per share of Common Stock of the Fund, and (iii) the percentage by which the shares of Common Stock of the Fund traded at a premium over, or discount from, the Fund's high and low net asset values per share.



                 High    Net Asset   Premium        Low         Net Asset   Premium
Quarter Ended   Sales      Value    (Discount)  Sales Price*      Value    (Discount)
-------------   -----      -----    ----------  ------------      -----    ----------
                Price*
                ------
   3/31/96     $11.250    $10.80       4.17%       $10.875       $11.10      (2.03)%
   6/30/96      11.375     11.24       1.20         11.000        10.79       1.95
   9/30/96      11.125     10.85       2.53         10.625        10.40       2.16
  12/31/96      11.250     10.99       2.37         10.750        11.38      (5.54)
   3/31/97      11.375     11.52      (1.26)        10.750        11.41      (5.78)
   6/30/97      12.250     12.17       0.66         11.000        10.89       1.01
   9/30/97      13.313     13.09       1.70         12.063        12.18      (0.96)
  12/31/97      13.750     13.31       3.31         12.188        11.98       1.73
   3/31/98

* As reported by the NYSE.

      The Fund's Shares of Common Stock have traded in the market above, at and below net asset value since the commencement of the Fund's operations in October 1986. During the past nine years, the Fund's shares have generally traded in the market at a premium above net asset value; however, the Fund's officers cannot predict whether the Subscription Price will be above, at or below the Fund's net asset value per Share on the Pricing Date. In June 1987, the Fund established a policy of making quarterly distributions equal to 2.5% of its net asset value (10% on an annualized basis). The Fund's officers believe that such policy may be partly responsible for the Fund's shares generally trading in the market at a premium above net asset value in recent years; however, the Fund's officers cannot predict whether the Fund's shares in the future will generally trade in the market at a premium above net asset value. See "Distributions; Distribution Reinvestment and Cash Purchase Plan." The Fund is authorized to repurchase its shares on the open market when the shares are trading at a discount of 10% or more from net asset value. During the period from April 15, 1987 through August 28, 1987, the Fund repurchased an aggregate of 343,100 shares of its Common Stock at prices per share ranging from $9.00 to $10.00 in transactions effected on the NYSE pursuant to authorization by the Fund's Board of Directors. Such repurchases were effected at the then prevailing market rate, and were not financed with any borrowings. See "Description of Common Stock - Repurchase of Shares."

      On           , 1998, the net asset value per share of Common Stock was
$           and the last reported sales price was $          , representing a
                     from net asset value per share of           %.


                        INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

      The Fund's investment objective is capital appreciation, primarily through investment in equity securities, consistent with the preservation of capital and reduction of risk, as determined by the Fund's Investment Adviser. The extent of the Fund's investment in equity securities will be determined primarily on the basis of market timing techniques developed by Dr. Martin E. Zweig, the President of the Fund's Investment Adviser, and his staff. While the Investment Adviser seeks to reduce the risks associated with investing in equity securities by using these techniques, the risk of investment in equity securities cannot be eliminated. In an effort to meet the Fund's investment objective, the Fund may use the following investment methods when such use is deemed appropriate: purchasing and selling, for hedging purposes, stock index and other futures contracts and purchasing options on such futures; purchasing and writing listed put and call security options and options on stock indexes; short sales of securities; borrowing from banks to purchase securities; investing in securities of closed-end investment companies and foreign issuers; and lending portfolio securities to brokers, dealers, banks or other recognized institutional borrowers of securities. Debt securities which present opportunities for capital appreciation may also be purchased. There is no assurance that the Fund will achieve its investment objective. The Fund's investment objective may not be changed without the approval of a majority of the Fund's outstanding securities. As used in this Prospectus, the term "majority of the Fund's outstanding voting securities" means the lesser of either (i) 67% of the shares represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares.

INVESTMENT POLICIES

      The Investment Adviser expects that the stocks in the Fund's portfolio will be widely diversified by both industry and the number of issuers. The Investment Adviser expects that a majority of the stocks in the Fund's portfolio will be selected on the basis of a proprietary computer-driven stock selection model that evaluates and ranks higher dividend yield stocks. The Investment Adviser will consider, from a list of approximately 1,500 of the most liquid stocks, approximately 750 stocks with the highest dividend yields. The Investment Adviser will then use, for the selection of stocks, a proprietary stock selection model that evaluates and ranks such higher dividend yield stocks on the basis of various factors, which may include earnings momentum, earnings growth, price-to-book value, price-to-earnings, price-to-cash flow, cash flow trend, payout ratio trend and other market measurements. This stock selection model may evolve or be replaced by other stock selection models intended to achieve the Fund's investment objective.

      In determining the extent of the Fund's investment in equity securities, the Investment Adviser will rely primarily on market timing techniques developed by Dr. Zweig and his staff. It is expected that the Investment Adviser will make most of the decisions with respect to the extent of the Fund's investment in equity securities based on these techniques. These techniques, which seek to identify the risks and trends in the equity markets at any given time, include general market indicators, including interest rate and monetary analysis, market sentiment indicators, price and trading volume statistics, and measures of valuation, as well as other market indicators and statistics which the Investment Adviser believes tend to point to significant trends in the overall performance and the risk of the stock market. These techniques are not an all-in or all-out approach that attempts to predict market tops and bottoms. Instead, it is a gradual and disciplined approach that reacts to changes in risk levels as determined by the indicators. The goal is to remain in gear with the major trends of the market. There is no assurance that these market timing techniques will provide protection from the risks of equity investment, enable the Fund to remain in gear with the major trends of the market or enable the Fund to achieve its investment objective.

      The Investment Adviser expects that at least 65% of the Fund's net assets will consist of equity securities, including convertible securities and warrants, with any balance composed of cash, investments in money market instruments, non-convertible debt securities, short sales, security and stock index options and futures contracts and options on futures contracts. However, if the Investment Adviser believes, in its judgment, on the basis of its market timing techniques, that the investment environment is uncertain or unfavorable and justifies a defensive position (during the period of such uncertainty), a substantially lower percentage than 65% of the Fund's net assets, during the existence of such circumstances, may consist of equity securities. If the Investment Adviser so believes that the investment environment is particularly uncertain or unfavorable and justifies such a defensive position, then little, if any, of the Fund's assets, during the existence of such circumstances, may consist of equity securities, with the balance of the Fund's assets held in cash or investments in money market instruments. The Investment Adviser expects that the Fund will be fully invested in equity securities only when the Investment Adviser believes that there is very low risk in the stock market. The money market instruments in which the Fund may invest are securities issued or guaranteed by the U.S. Treasury or U.S. Government, or its agencies or instrumentalities ("U.S. Government Securities"), commercial paper rated A-1 or higher by Standard & Poor's Corporation ("S&P") or Prime-1 or higher by Moody's Investors Service, Inc. ("Moody's"). If such commercial paper is not rated, it will be issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P, and certificates of deposit, bankers' acceptances and other short-term obligations issued by domestic branches of U.S. banks that are insured by the Federal Deposit Insurance Corporation and have assets in excess of $500 million.

      The Fund may also invest in bonds or other forms of debt instruments that appear to present opportunities for capital appreciation through anticipated or potential decreases in interest rates or market recognition of improved creditworthiness. These instruments may include U.S. Government Securities, as well as other bonds or forms of fixed-income securities. The Investment Adviser will select debt securities primarily on the basis of certain monetary analysis techniques and indicators. Non-convertible debt securities other than U.S. Government Securities will be limited to those that are rated, as of the date of purchase, among the four highest rating categories of Moody's (Aaa, Aa, A and Baa for bonds) or S&P (AAA, AA, A and BBB for bonds), or if not rated by either of them, determined by the Investment Adviser to be of comparable quality. The Fund does not currently own, and has no current plans to acquire, any bonds which are rated Baa or lower by Moody's or BBB or lower by S&P.

SPECIAL INVESTMENT METHODS

      The Fund may make frequent use of some or all of the following special investment methods where their use appears appropriate to the Investment Adviser. The investment methods described below are subject to, and should be read in conjunction with, the discussion under "Investment Restrictions" and "Investment Objective and Policies" in the SAI. The restrictions set forth under "Investment Restrictions" are fundamental, and thus may be changed only with the approval of a majority of the Fund's outstanding voting securities.

Futures Contracts and Related Options. The Fund may purchase and sell stock index futures contracts and futures contracts based upon interest rates and other financial instruments, and purchase options on such contracts. The Fund will not write options on any futures contracts. Such investments may be made by the Fund for the purpose of hedging against the effect that changes in general market conditions and conditions affecting particular industries may have on the values of securities held in the Fund's portfolio, or which the Fund intends to purchase.

      In general, the Fund will establish short positions in (sell) futures contracts to hedge against anticipated or potential declines in the market value of the Fund's portfolio of securities. For example, when the Fund anticipates a general market or market sector decline that may adversely affect the market value of the Fund's portfolio securities, it may establish short positions in stock index futures contracts.

      Where the Fund anticipates a significant market or market sector advance, establishing long positions in (purchasing) stock index futures contracts ("long hedge") affords a hedge against not participating in such advance at a time when the Fund is not fully invested. Such long hedges would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of stock index futures contracts which is comparable to the amount of stock purchased may be terminated by offsetting closing sales transactions.

      There are certain risks associated with the use of futures contracts and related options. The low margin normally required in such trading provides a large amount of leverage. Thus, a relatively small change in the price of a contract can produce a disproportionately large profit or loss, and the Fund may gain or lose substantially more than the initial margin on a trade. Although the Fund intends to purchase or sell futures which appear to have an active market, there is no assurance that a liquid market will exist for any particular contract at any particular time. Thus, it may not be possible to close a futures position in anticipation of adverse price movements. In addition, there may be an imperfect correlation between the price movements of the futures contracts and price movements of the portfolio securities being hedged.

Security and Stock Index Options. The Fund may purchase and write listed put and call options on securities and on stock indexes that are traded on U.S. securities exchanges at such times as the Investment Adviser deems appropriate and consistent with the Fund's investment objective. In general, the Fund will purchase or write such options to hedge against anticipated or potential declines in the market value of the Fund's portfolio of securities, or to facilitate the rapid implementation of investment strategies if the Fund anticipates a significant market or market sector advance.

Borrowing. Although the Fund has not done so in the past, the Fund may from time to time increase its ownership of securities above the amounts otherwise possible by borrowings from banks on an unsecured basis and investing the borrowed funds. In addition, the Fund may borrow to finance share repurchase transactions when the shares are trading at a discount of 10% or more from net asset value. See "Description of Common Stock - Repurchase of Shares." Any such borrowing will be made only from banks, and pursuant to the requirements of the 1940 Act, will only be made to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing.

      Borrowing for investment and to finance share repurchase transactions increases both investment opportunity and investment risk. Since substantially all of the Fund's assets will fluctuate in value, but the obligation resulting from the borrowing is relatively fixed, the Fund's shares will increase in value more when the Fund's assets increase in value and decrease more when the Fund's assets decrease in value than would otherwise be the case.

Closed-end Investment Companies. The Fund may also invest in closed-end investment companies if the Investment Adviser believes that such investments will further the Fund's investment objective. If the Fund purchases shares of another investment company at a discount which subsequently declines, the performance of such investment generally would be better than if the Fund had purchased the underlying portfolio investments of such other investment company. Such investments in other investment companies will constitute less than 10% of the Fund's net assets.

Foreign Securities. The Fund may invest up to 20% of its net assets in securities of foreign issuers. Investments in foreign securities offer potential benefits not available through investment solely in securities of domestic issuers. Foreign securities offer the opportunity to invest in foreign issuers that appear to have growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign markets that do not move in a manner parallel to United States markets. The Fund may also enter into foreign currency transactions in connection with its investment activity in foreign securities.

      Investments in foreign securities present special additional risks and considerations not typically associated with investments in domestic securities. Foreign investments may be affected by changes in foreign currency rates and exchange control regulations. There may be less information available about a foreign company than a domestic company, and foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies. Foreign securities may be less liquid and subject to greater price volatility than domestic securities. The foreign markets also have different clearance and settlement procedures. Foreign investments may also be subject to local economic or political risks, political instability and possible nationalization of issuers or expropriation of their assets which might adversely affect the Fund's ability to realize or liquidate its investment in such securities.

Short Sales. The Fund may from time to time make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. The Fund may make short sales to offset a potential decline in a long position or a group of long positions, or if the Investment Adviser believes that a decline in the price of a particular security or group of securities is likely. The Fund may also make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementation of investment strategies if the Investment Adviser believes that the price of a particular security or group of securities is likely to decline.

      When the Fund determines to make a short sale of a security, it must borrow the security. The Fund's obligation to replace the security borrowed in connection with the short sale will be fully secured by the proceeds from the short sale retained by the broker and by cash or liquid securities deposited in a segregated account with the Fund's custodian.

      The Fund may make a short sale only if, at the time the short sale is made and after giving effect thereto, the market value of all securities sold short is 25% or less of the value of its net assets and the market value of securities sold short which are not listed on a national securities exchange does not exceed 10% of the Fund's net assets.

Lending Portfolio Securities. Although the Fund has not done so in the past, the Fund may lend portfolio securities, generally on a short-term basis, to brokers or dealers in corporate or governmental securities, banks or other institutional borrowers of securities, and financial institutions as a means of earning income. A borrower of securities from the Fund must maintain with the Fund cash or U.S. Government Securities equal to at least 100% of the market value of the securities borrowed. The Fund may not lend portfolio securities if such loan would cause the aggregate amount of all outstanding securities loans to exceed 20% of the current market value of the Fund's net assets. If a borrower becomes bankrupt or defaults on its obligation to return the loaned security, delays or losses could result.


                     RISK FACTORS AND SPECIAL CONSIDERATIONS

      The following discusses certain matters that should be considered, among others, in connection with the Offer.

DILUTION-NET ASSET VALUE AND NON-PARTICIPATION IN THE OFFER

      Record Date Shareholders who do not fully exercise their Rights will, upon the completion of the Offer, own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, an immediate dilution of the net asset value per share may be experienced by all shareholders as a result of the Offer because the Subscription Price may be less than the then current net asset value per share, and the number of shares outstanding after the Offer may increase in greater percentage than the increase in the size of the Fund's assets. Although it is not possible to state precisely the amount of such decrease in net asset value per share, if any, because it is not known at this time what the Subscription Price will be, what the net asset value per share will be on the Expiration Date, or what proportion of the Shares will be subscribed for, such dilution could be minimal or substantial. For example, assuming (i) all Rights are exercised, (ii) the Fund's net asset value on the Expiration Date is
$       per share (the net asset value per share on           , 1998), and (iii)
the Subscription Price is $           per share (95% of the last reported sale
price per share on the NYSE on              , 1998), then the Fund's net asset
value per share would be reduced by approximately $           per share or
          %.

LEVERAGE AND BORROWING

      As discussed above under "Special Investment Methods", the Fund is authorized to borrow. The Fund has not borrowed money in the past, and does not have any intentions at this time to borrow money in the future. Borrowings create an opportunity for greater capital appreciation with respect to the Fund's investment portfolio, but at the same time such borrowing is speculative in that it will increase the Fund's exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

CERTAIN INVESTMENT STRATEGIES

      The extent of the Fund's investment in equity securities will be determined primarily on the basis of market timing techniques developed by Dr. Zweig and his staff. While the Investment Adviser seeks to reduce the risks associated with investing in equity securities by using these techniques, the risk of investment in equity securities cannot be eliminated. There is no assurance that these market timing techniques will provide protection from the risks of equity investment, enable the Fund to remain in gear with the major trends of the market or enable the Fund to achieve its investment objective of capital appreciation.

      In addition, although the Investment Adviser believes that the special investment methods discussed above under "Special Investment Methods" (including purchasing and selling, for hedging purposes, stock index and other futures contracts and purchasing options on such futures; purchasing and writing listed put and call security options and options on stock indexes; short sales of securities; borrowing from banks to purchase securities; investing in securities of closed-end investment companies and foreign issuers; and lending portfolio securities to brokers, dealers, banks or other recognized institutional borrowers of securities) will further the Fund's investment objective of capital appreciation and reduce losses that might otherwise occur during a time of general decline in stock prices, no assurance can be given that these investment methods will achieve this result. These methods may subject an investor in the Fund to greater than average risks and costs.

UNREALIZED APPRECIATION

      As of December 31, 1997, there was $119,601,576 or approximately $2.27 per share of net unrealized appreciation in the Fund's net assets of $666,365,791; if realized and distributed, or deemed distributed, such gains would, in general, be taxable to shareholders, including holders at that time of Shares acquired upon the exercise of Rights. See "Taxation."

DISCOUNT FROM NET ASSET VALUE

      The Fund's Shares of Common Stock have traded in the market above, at and below net asset value since the commencement of the Fund's operations in October 1986. During the past nine years, the Fund's shares have generally traded in the market at a premium above net asset value; however, the Fund cannot predict whether the Fund's Common Stock will in the future trade at a premium to or discount from net asset value. The risk of the Common Stock trading at a discount is a risk separate from a decline in the Fund's net asset value. See "Market Price and Net Asset Value Information" in this Prospectus and "Net Asset Value" in the SAI.

DISTRIBUTIONS

      The Fund's policy is to make quarterly distributions equal to 2.5% of its net asset value (10% on an annualized basis). If, for any quarterly distribution, net investment income and net realized short-term capital gains are less than the amount of the distribution, the difference will be distributed from the Fund's assets. The Fund's final distribution for each calendar year will include any remaining net investment income and net realized short-term capital gains deemed, for Federal income tax purposes, undistributed during the year, and may, but need not, include all net long-term capital gains realized during the year. If, for any calendar year, the total distributions exceed net investment income and net realized capital gains, the excess, distributed from the Fund's assets, will generally be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the sale of his or her shares. Such excess, however, will be treated as ordinary dividend income, and will not reduce a shareholder's adjusted basis in his or her shares, up to the amount of the Fund's current and accumulated earnings and profits. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. See "Distributions; Distribution Reinvestment and Cash Purchase Plan" for a discussion of the Fund's distribution policy.

ANTI-TAKEOVER PROVISIONS

      The Fund has provisions in its Articles of Incorporation and By-Laws that may have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors is divided into three classes. At the annual meeting of shareholders each year, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors.

      These provisions could have the effect of limiting shareholders' opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See "Description of Common Stock - Special Voting Provisions."


                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

      The management of the Fund, including general supervision of the duties performed by the Investment Adviser under the Investment Advisory Agreement (as described below), is the responsibility of the Fund's Board of Directors. For certain information regarding the Directors and officers of the Fund, see "Management - Directors and Officers" in the SAI.

INVESTMENT ADVISER

      The Fund's Investment Adviser, Zweig Advisors Inc., is a Delaware corporation, with offices at 900 Third Avenue, New York, New York 10022. The Investment Adviser was organized in May 1986 for the purpose of acting as investment adviser to the Fund. Dr. Zweig owns a majority of the outstanding shares of the Investment Adviser.

      Pursuant to an investment advisory agreement between the Investment Adviser and the Fund, dated September 25, 1986 ("the Investment Advisory Agreement"), the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to review by the Board of Directors and the applicable provisions of the 1940 Act. The Investment Adviser is not dependent on any other party in providing the investment advisory services required for the management of the Fund. The Investment Adviser may, however, consider analyses from various sources, including broker-dealers with which the Fund does business and affiliates of the Investment Adviser. The Investment Adviser is also obligated to provide the Fund with such executive, data processing, clerical, accounting and bookkeeping services and statistical and research data as are deemed advisable by the Fund's Board of Directors, except to the extent these services are provided by an administrator hired by the Fund.

      For the services provided by the Investment Adviser under the Investment Advisory Agreement, the Fund will pay the Investment Adviser a monthly fee computed at the annual rate of 0.85% of the Fund's average daily net assets during the previous month. For the fiscal years ended December 31, 1997, 1996 and 1995, the Fund accrued investment advisory fees of $5,312,237, $4,722,948, and $4,391,733.

      Zweig Securities Corp. or any other brokerage affiliate (the "Brokerage Affiliate") may act as a broker for the Fund. In order for the Brokerage Affiliate to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the Brokerage Affiliate must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. The Fund will not deal with a Brokerage Affiliate in any portfolio transaction in which the Brokerage Affiliate would act as principal.

DR. MARTIN E. ZWEIG

      Dr. Zweig, the President of the Fund and the Investment Adviser, has been in the business of providing investment advisory services for over 25 years and is the President and/or Chairman of investment advisory firms which, as of December 31, 1997, managed in excess of $7 billion in assets. Dr. Zweig and his associates determine the asset allocation strategy for the Fund. Dr. Zweig does not select the individual securities to implement the strategy. The portfolio managers select the specific securities for the Fund.

PORTFOLIO MANAGERS

      The day-to-day stock selections for the Fund are made by Mr. Jeffrey Lazar, and the day-to-day bond selections for the Fund are made by Mr. Carlton Neel.

      Mr. Lazar has been Vice President of the Fund since 1987, and is also a Director of the Fund. He has been making the day-to-day stock selections for the Fund and The Zweig Total Return Fund, Inc. since January 1995. Mr. Lazar, who is a Vice President of the Investment Adviser, has been with the Investment Adviser since 1986. Mr. Neel has been making the day-to-day bond selections for the Fund and The Zweig Total Return Fund, Inc. since July 1995. He is also the portfolio manager for the following series of Zweig Series Trust: Zweig Managed Assets, Zweig Government Fund and Zweig Foreign Equity Fund. Prior to joining the Investment Adviser in 1995, Mr. Neel was a Vice President with J.P. Morgan & Co., Inc.

INVESTMENT ADVISORY AGREEMENT

      The Investment Advisory Agreement sets forth the services to be provided by and the fees to be paid to each party, as described above. The Investment Advisory Agreement provides that the Investment Adviser's liability to the Fund and its shareholders is limited to situations involving its own willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under the Investment Advisory Agreement.

      The services of the Investment Adviser to the Fund are not deemed to be exclusive, and the Investment Adviser or any affiliate thereof may provide similar services to other investment companies and other clients or engage in other activities.

      The Investment Advisory Agreement obligates the Investment Adviser to provide advisory services and to pay all expenses arising from the performance of its obligations under the Investment Advisory Agreement, as well as the fees of all Directors of the Fund who are employees of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of attorneys and independent auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issuance, sale or repurchase of the Fund's common stock, expenses in connection with the Fund's Distribution Reinvestment and Cash Purchase Plan, membership fees in trade associations, expenses of registering and qualifying shares of the Fund's common stock for sale under Federal and state securities laws, expenses of obtaining and maintaining a stock exchange listing of the Fund's common stock, expenses of printing and distributing reports, prospectuses, notices and proxy materials to existing shareholders, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, expenses of auditors and escrow agents, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of annual and special shareholders' meetings, fees and disbursements of any administrator to the Fund and transfer agents, custodians and subcustodians, expenses of disbursing dividends and distributions, fees of Directors of the Fund who are not employees of the Investment Adviser or its affiliates, out-of-pocket expenses of Directors related to attending meetings, insurance premiums and litigation, indemnification and other expenses not expressly provided for in the Investment Advisory Agreement or the Administration Agreement.

      The Investment Advisory Agreement will remain in effect from year to year if approved annually (i) by the Board of Directors of the Fund or by the holders of a majority of the Fund's outstanding voting securities, and (ii) by a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party. The Investment Advisory Agreement terminates on its assignment by either party, and may be terminated without penalty on not more than 60 days' prior written notice at the option of either party thereto, or by the affirmative vote of the holders of a majority of the Fund's outstanding voting securities.

      The Investment Advisory Agreement provides that the Fund may use "Zweig" as part of its name for so long as the Investment Adviser serves as investment adviser to the Fund. The Fund has agreed that, in the event the Investment Advisory Agreement is terminated, the Fund will promptly take such actions as may be necessary to change its corporate name to one not containing the word "Zweig", and the Fund will thereafter not transact business in a corporate name using the word "Zweig" in any form or combination whatsoever. The Fund has also acknowledged that the word "Zweig" is a property right of Dr. Martin E. Zweig and that Dr. Martin E. Zweig or, pursuant to his consent, the Investment Adviser may at any time permit others to use the word "Zweig."

ADMINISTRATOR

      Zweig/Glaser Advisers (the "Administrator") serves as the Fund's administrator pursuant to an administration agreement dated September 1, 1989 (the "Administration Agreement"). Martin E. Zweig (the President and Chairman of the Board of the Fund) and Eugene J. Glaser (a Director of the Fund) are the Chairman and President, respectively, and the principal owners of the Administrator. The Administrator generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statement, quarterly and annual shareholder reports, and responds to shareholder inquiries.

      The Fund pays the Administrator a monthly fee computed at an annual rate of 0.13% of the

Fund's average daily net assets during the previous month. Prior to July 1, 1995, the administrative fee was computed at an annual rate of 0.15% of the Fund's average daily net assets during the previous month. For the fiscal years ended December 31, 1997, 1996 and 1995, the Fund accrued administrative fees of $812,460, $722,333, and $721,242.


DISTRIBUTIONS; DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN

      The Fund's policy is to distribute to shareholders on a quarterly basis 2.5% of its net asset value (10% on an annualized basis). If, for any quarterly distribution, net investment income and net realized short-term capital gains are less than the amount of the distribution, the difference will be distributed from the Fund's assets. The Fund's final distribution for each calendar year will include any remaining net investment income and net realized short-term capital gains deemed, for Federal income tax purposes, undistributed during the year, and may, but need not, include all net long-term capital gains realized during the year. The Fund may retain for reinvestment and pay Federal income taxes on the excess of its net realized long-term capital gains over its net realized short-term capital losses, if any, although the Fund reserves the authority to distribute such excess in any year. Since the Fund's inception, the Fund has distributed such excess. If, for any calendar year, the total distributions exceed net investment income and net realized capital gains, the excess, distributed from the Fund's assets, will generally be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the sale of his or her shares. Such excess, however, will be treated as ordinary dividend income up to the amount of the Fund's current and accumulated earnings and profits. In calculating the amount of each quarterly distribution, the Fund's net asset value will be measured as of the business day immediately preceding the declaration date of such distribution. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made.

      In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

      Shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by State Street Bank & Trust Co. ("State Street"), as dividend paying agent. Pursuant to the Distribution Reinvestment and Cash Purchase Plan (the "Plan"), shareholders not making such election will have all such amounts automatically reinvested by State Street, as the Plan agent, in whole or fractional shares of the Fund, as the case may be.

      If the Directors of the Fund declare a distribution payable either in shares or in cash, as shareholders may have elected, then nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares determined as follows: Whenever the market price of the shares on the record date for the distribution is equal to or exceeds their net asset value, participants will be issued shares at the higher of net asset value or 95% of the closing market price of the shares on the NYSE on the previous trading day. If the net asset value of shares at such time exceeds the market price of shares, or if the Fund should declare a distribution payable only in cash, State Street will, as agent for the participants, buy shares in the open market, on the NYSE or elsewhere, for the participants' account. If, before State Street has completed its purchases, the market price exceeds the net asset value of the shares, State Street is permitted to cease purchasing the shares in the open market and the Fund may issue the remaining shares at a price equal to the higher of net asset value or 95% of the then market price. State Street will apply all cash received as a distribution to purchase shares on the open market as soon as practicable after the payment date of such distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the Federal securities laws.

      Participants in the Plan have the option of making additional cash payments monthly to State Street for investment in the shares. Such payments may be made in any amount from $100 to $3,000. State Street will use all such payments received from participants to purchase shares on the open market on or about the fifteenth day of each month (or the closest business day thereto, if a weekend or holiday). To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by State Street, it is suggested that participants send voluntary cash payments to State Street by the fifth day of the month for which a voluntary purchase is desired. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by State Street at least 48 hours before such payment is to be invested.

      State Street maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by State Street in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

      There is no charge to participants for reinvesting distributions or voluntary cash payments. State Street's fees for the handling of the reinvestment of distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to State Street's open market purchases in connection with the reinvestment of distributions as well as from voluntary cash payments. With respect to purchases from voluntary cash payments, State Street will charge each participant a pro-rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as State Street will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable. State Street may use its affiliates and/or affiliates of the Investment Adviser for all trading activity relative to the Plan on behalf of Plan participants. Such affiliates will receive a commission in connection with such trading transactions.

      If a shareholder desires to discontinue his or her participation in the Plan, the shareholder may either (i) request State Street to sell part or all of the shares in the account and remit the proceeds to the shareholder, net of any brokerage commissions, or (ii) the shareholder may receive a certificate for the appropriate number of full shares in the account, along with a check in payment for any fractional shares.

      Although many brokers do participate in the Plan on behalf of their customers, a participant in the Plan who does change his or her broker may not be able to transfer the shares to another broker and continue to participate in the Plan.

      The automatic reinvestment of distributions will not relieve participants of any income tax that may be payable on such distributions.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by State Street, with the Fund's prior written consent, on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to State Street at P.O. Box 8040, Boston, MA 02266-8040.


                           DESCRIPTION OF COMMON STOCK

      The authorized capital stock of the Fund consists of 100,000,000 shares of
Common Stock, par value $0.10 per share, of which            shares were
outstanding as of           , 1998. The Shares when issued, will be fully paid
and nonassessable. All shares of Common Stock are equal as to dividends, assets and voting privileges and have no conversion, preemptive or exchange rights. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Fund's assets after payment of debts and expenses. Shareholders are entitled to one vote per share. All voting rights for directors are non-cumulative, which means that the holders of more than 50% of the shares of common stock can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares of common stock will not be able to elect any directors. The Fund's outstanding shares of Common Stock are, and the Shares offered hereby will be, listed on the NYSE and PSE under the symbol "ZF."

      The Fund has no present intention of offering additional shares beyond this Offering, except that additional shares may be issued under the Distribution Reinvestment and Cash Purchase Plan. See "Distributions; Distribution Reinvestment and Cash Purchase Plan." Other offerings of its Common Stock, if made, will require approval of the Fund's Board of Directors. Any additional offering will be subject to the requirements of the 1940 Act that shares may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in certain circumstances, including in connection with an offering to existing shareholders or with the consent of a majority of the Fund's outstanding shares.

REPURCHASE OF SHARES

      The Fund is authorized to repurchase its shares on the open market when the shares are trading at a discount of 10% or more from net asset value, and the Fund may incur debt to refinance share repurchase transactions. In addition, pursuant to the 1940 Act, the Fund retains the right to repurchase its shares under other circumstances on a securities exchange or such other open market designated by the Commission (provided that the Fund has informed shareholders within the preceding six months of its intention to repurchase such shares), by a tender offer open to all the Fund's shareholders, or as otherwise permitted by the Commission. When a repurchase of Fund shares is to be made that is not to be effected on a securities exchange or such an open market or by the making of a tender offer, the 1940 Act provides that certain conditions must be met regarding, among other things, distribution of net income, identity of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner on a basis which does not discriminate unfairly against the other shareholders indirectly through their interest in the Fund. The Fund may incur debt to finance share repurchase transactions (see "Investment Restrictions" in the SAI).

      When the Fund repurchases its shares for a price below their net asset value, the net asset value of the shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding shares will be affected, either positively or negatively. Interest on any borrowings to finance share repurchase transactions will reduce the Fund's net income, but not necessarily its net income per share.

      During the period from April 15, 1987 through August 28, 1987, the Fund repurchased an aggregate of 343,100 shares of its Common Stock at prices per share ranging from $9.00 to $10.00 in transactions effected on the NYSE pursuant to authorization by the Fund's Board of Directors. Such repurchases were effected at the then prevailing market rate, and were not financed with any borrowings.

      The Fund currently has no established tender offer program, and no established schedule for considering tender offers. No assurance can be given that the Board of Directors will decide to undertake any such tender offers in the future, or if undertaken that they will reduce any market discount.

SPECIAL VOTING PROVISIONS

      The Fund has provisions in its Articles of Incorporation and By-Laws (collectively, the "Charter Documents") that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors is divided into three classes. At the annual meeting of shareholders each year, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors.

      Under Maryland law and the Fund's Articles of Incorporation, the affirmative vote of the holders of two-thirds of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and any amendment to the Fund's Articles of Incorporation. In addition, the affirmative vote or consent of the holders of 66 2/3% of the outstanding Shares is required to authorize the conversion of the Fund from a closed-end to an open-end investment company, to amend certain of the provisions of the Charter Documents or generally to authorize any of the following transactions:

      (i) a merger or consolidation of the Fund with or into any other corporation;

      (ii) the issuance of any securities of the Fund to any person or entity for cash;

      (iii) the sale, lease or exchange of all or any substantial part of the Fund's assets to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

      (iv) the sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund. However, such two-thirds vote would not be required when, under certain conditions, the Board of Directors in accordance with the Fund's Articles of Incorporation approves the transaction. Reference is made to the Charter Documents of the Fund, on file with the Commission, for the full text of these provisions. See "Further Information."

      The provisions of the Charter Documents described above and the Fund's right to repurchase its shares could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See "Repurchase of Shares."


                                    TAXATION

FEDERAL TAXATION OF THE FUND AND ITS DISTRIBUTIONS

      The Fund has qualified and elected to be treated, and intends to continue to qualify and be treated, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund currently intends to distribute all or substantially all its investment company taxable income (all taxable income and net short-term capital gains) and its net capital gain each year, thereby avoiding the imposition on the Fund of Federal income and excise taxes on such distributed income and gain. Such distributions from investment company taxable income will be taxable as ordinary income to shareholders of the Fund who are subject to tax, and the Fund's capital gain distributions will be taxable as capital gain to such shareholders. For non-corporate U.S. shareholders, the Fund's capital gains distributions will be taxable at maximum marginal Federal income tax rates of 28% as to the portion of such distributions designated as a 28% rate gain distribution, and 20% as to the portion of such distributions designated as a 20% rate gain distribution, respectively. Shareholders that are not subject to tax on their income generally will not be required to pay tax on amounts distributed to them. Notwithstanding the above, the Fund may decide to retain all or part of any net capital gain for reinvestment. After the end of each taxable year, the Fund will notify shareholders of the Federal income tax status of any distributions, or deemed distributions, made by the Fund during such year. For a discussion of certain income tax consequences to shareholders of the Fund, see "Taxation" in the SAI.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE OFFER

      The following discussion describes certain United States Federal income tax consequences of the Offer generally applicable to citizens or residents of the United States and U.S. trusts, estates, corporations and any other person who would be subject to U.S. Federal income tax upon the sale or exchange of Common Stock acquired upon the exercise of Rights ("U.S. Shareholders"). This summary is intended to be descriptive only and does not purport to be a complete analysis or listing of all potential tax effects relevant to the ownership of Rights or Common Stock. Additionally, this summary does not specifically address the U.S. Federal income tax consequences that might be relevant to holders of Rights or Common Stock entitled to special treatment under the U.S. Federal income tax laws, such as individual retirement accounts and other tax deferred accounts, financial institutions, life insurance companies and tax-exempt organizations, and does not discuss the effect of state, local and other tax laws. Further, this summary is based on interpretations of existing law as of the date of this Prospectus as contained in the Code, applicable current and proposed Treasury Regulations, judicial decisions and published administrative positions of the Internal Revenue Service, all of which are subject to change either prospectively or retroactively.

      U.S. Shareholders who receive Rights pursuant to the Offer will not recognize taxable income for U.S. Federal income tax purposes upon their receipt of the Rights. If Rights issued to a U.S. Shareholder expire without being sold or exercised, no basis will be allocated to such Rights, and such Shareholder will not recognize any gain or loss for U.S. Federal income tax purposes upon such expiration.

      The tax basis of a U.S. Shareholder's Common Stock will remain unchanged and the shareholder's basis in the Rights will be zero, unless such U.S. Shareholder affirmatively and irrevocably elects (in a statement attached to such shareholder's U.S. Federal income tax return for the year in which the Rights are received) to allocate the basis in the Common Stock between such Common Stock and the Rights in proportion to their respective fair market values on the date of distribution.

      A U.S. Shareholder who exercises Rights will not recognize any gain or loss for U.S. Federal income tax purposes upon the exercise. The basis of the newly acquired Common Stock will equal the Subscription Price paid for the Common Stock (plus the basis, if any, allocated to the Rights in the manner described in the immediately preceding paragraph). Upon a sale or exchange of the Common Stock so acquired, the Shareholder will recognize gain or loss measured by the difference between the proceeds of the sale or exchange and the cost basis of such Common Stock. Assuming the U.S. Shareholder holds the Common Stock as a capital asset, any gain or loss realized upon its sale will generally be treated as a capital gain or loss, which gain or loss will be short-term, mid-term or long-term, depending on the length of the U.S. Shareholder's holding period for such Common Stock. However, it currently appears that any loss recognized upon the sale of shares of Common Stock with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distribution previously received by the U.S. Shareholder with respect to such shares, and a loss may be disallowed under wash sale rules to the extent that the U.S. Shareholder purchases additional Common Stock (including by reinvestment of distributions) within 30 days before or after the sale date. The holding period for Common Stock acquired upon the exercise of Rights will begin on the date of exercise of the Rights.

      A U.S. Shareholder may be subject to backup withholding at the rate of 31% with respect to Fund distributions and gross proceeds from the sale or exchange of Common Stock (if the Fund is the payor) unless such U.S. Shareholder (a) is a corporation or comes within certain other exempt categories and, when required, demonstrates and/or certifies this fact, or (b) provides a correct taxpayer identification number, along with certain required certifications, and otherwise complies with applicable requirements of the backup withholding rules. U.S. Shareholders who choose to transfer their Common Stock and who do not provide the appropriate withholding agent with their correct taxpayer identification number in the manner required may be subject to penalties imposed by the Internal Revenue Service. Any amount withheld under these rules is not an additional tax; it will be creditable against the U.S. Shareholder's U.S. Federal income tax liability.

      This summary is not intended to be, nor should it be, construed as legal or tax advice to any current holder of Common Stock. Further, because the U.S. Federal income tax consequences of the Offer may vary depending upon the particular circumstances of each shareholder of the Fund and other facts, and because this summary is not exhaustive of all possible U.S. Federal income tax considerations (such as situations involving taxpayers who are dealers in securities or whose functional currency is not the U.S. dollar), the Fund's shareholders are urged to consult their own tax advisors to determine the U.S. Federal income tax consequences to them of the Offer and their ownership of Rights and Common Stock. In addition, such shareholders are urged to consult their own tax advisors in determining the U.S. state and local tax consequences to them of the Offer and such ownership. See "Taxation" in the SAI.


                            DISTRIBUTION ARRANGEMENTS

      Merrill Lynch, Pierce, Fenner & Smith Incorporated, New York, New York, will act as the Dealer Manager for the Offer. Under the terms and subject to the conditions contained in a Dealer Manager Agreement between the Fund and the
Dealer Manager, dated                     , 1998 (the "Dealer Manager
Agreement"), the Dealer Manager will provide financial advisory, marketing and soliciting services in connection with the Offer. The Fund has agreed to pay the Dealer Manager a fee for financial advisory and marketing services in connection with the Offer equal to 1.25% of the aggregate Subscription Price for the Shares issued pursuant to the exercise of the Rights and the Over-Subscription Privilege (the "Dealer Manager Fee"). The Fund has also agreed to pay the Dealer Manager, and other broker-dealers soliciting the exercise of Rights, solicitation fees equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of the Rights and the Over-Subscription Privilege (the "Solicitation Fees"). Solicitation Fees will be paid to the broker-dealer designated on the related Subscription Certificate, provided that such designated broker-dealer has executed a confirmation accepting the terms of the soliciting dealer agreement relating to the Offer or, in the absence of such designation or confirmation, to the Dealer Manager. Zweig Securities Corp. will be such designated broker-dealer with respect to Shares issued to participants in the Fund's Distribution Reinvestment and Cash Purchase Plan, unless the participant designates otherwise on the related Subscription Certificate.

      The Fund has also agreed to reimburse the Dealer Manager for its
out-of-pocket expenses up to $           incurred in connection with the Offer.
In addition, the Fund has agreed to pay a fee to each of the Subscription Agent
and Information Agent estimated to be $           and $          , respectively,
which includes reimbursement for their out-of-pocket expenses related to the Offer. The Fund and the Investment Adviser have agreed to indemnify the Dealer Manager against certain liabilities, including liabilities under the Securities Act.
      The Fund has agreed not to offer or sell, or enter into any agreement to sell, any equity or equity related securities of the Fund for a period of 180 days after the date of the Dealer Manager Agreement without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated, except for the Shares and Common Stock issued in reinvestment of distributions.


         CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

      The Bank of New York, 48 Wall Street, New York, New York 10015, serves as the Fund's custodian. State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the Fund's dividend paying agent, transfer agent and registrar.


                                     EXPERTS

      The financial statements at December 31, 1997, and the financial highlights included in this Prospectus, have been so included in reliance on the report of Coopers & Lybrand L.L.P., New York, New York, independent accountants, given on the authority of said firm as experts in auditing and accounting.


                                  LEGAL MATTERS

      The validity of the Shares will be passed on for the Fund by Venable, Baetjer & Howard, LLP, Baltimore, Maryland. Certain legal matters will be passed on for the Fund by Rosenman & Colin LLP, New York, New York and for the Dealer Manager by Rogers & Wells LLP. Rosenman & Colin LLP serves as counsel to the Fund and the Investment Adviser. Robert E. Smith, Esq., who is Counsel to Rosenman & Colin LLP, is a Director of the Fund.


                               FURTHER INFORMATION

      Further information concerning these securities and the Fund may be found in the Registration Statement on file with the Commission, of which this Prospectus and the SAI incorporated by reference herein constitute a part. Financial statements of the Fund for fiscal years ended December 31, 1996 and December 31, 1997 are included in the Fund's annual reports to shareholders for such years, copies of which are on file with and may be inspected at the Commission as indicated below.

      The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the 1940 Act, and in accordance with such requirements, the Fund files reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, Washington, D.C. 20549 and the Commission's regional offices at 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, Washington, D.C. 20549 at prescribed rates. The Commission maintains a world wide web site at http://www.sec.gov that contains the SAI and other information regarding the Fund. Such reports and other information concerning the Fund may also be inspected at the offices of the NYSE.


                                TABLE OF CONTENTS
                                       OF
                       STATEMENT OF ADDITIONAL INFORMATION



Investment Objective and Policies                                              1
Investment Restrictions                                                        8
Management                                                                    10
Expenses                                                                      13
Portfolio Transactions and Brokerage                                          13
Net Asset Value                                                               15
Taxation                                                                      15
Principal Shareholders                                                        19
Financial Statements                                                         F-1
Report of Independent Accountants                                           F-14

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the Dealer Manager. This Prospectus does not constitute an offer to sell or a solicitation of any offer to buy any security other than the Shares of Common Stock offered by this Prospectus, nor does it constitute an offer to sell or the solicitation of any offer to buy the Shares of Common Stock by anyone in any jurisdiction in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any such person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that information contained herein is correct as of any time subsequent to the date hereof. However, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly.



                                TABLE OF CONTENTS


Prospectus Summary                                                             3
Fund Expenses                                                                 10
Financial Highlights                                                          12
The Offer                                                                     13
Use of Proceeds                                                               21
The Fund                                                                      22
Market Price and Net Asset Value Information                                  23
Investment Objective and Policies                                             24
Risk Factors and Special Considerations                                       28
Management of the Fund                                                        31
Distributions; Distribution Reinvestment
      and Cash Purchase Plan                                                  34
Description of Common Stock                                                   36
Taxation                                                                      38
Distribution Arrangements                                                     40
Custodian, Dividend Paying Agent,
      Transfer Agent and Registrar                                            41
Experts                                                                       41
Legal Matters                                                                 41
Further Information                                                           41
Table of Contents of Statement of
      Additional Information                                                  42




                      __________ SHARES OF COMMON STOCK


                              THE ZWEIG FUND, INC.


                            ISSUABLE UPON EXERCISE OF
                           NON-TRANSFERABLE RIGHTS TO
                               SUBSCRIBE FOR SUCH
                             SHARES OF COMMON STOCK


                               P R O S P E C T U S



                               MERRILL LYNCH & CO.




                                             , 1998

                              THE ZWEIG FUND, INC.
                     900 THIRD AVENUE, NEW YORK, N.Y. 10022



                       STATEMENT OF ADDITIONAL INFORMATION


      This Statement of Additional Information ("SAI") is not a prospectus and
should be read in conjunction with the Prospectus, dated           , 1998 (the
"Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing shares of the Fund and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling the Fund's Information Agent, Georgeson & Company Inc. Banks and Brokers should call (212) 440-9800 collect and all other shareholders should call (800) 223-2064. The address of the Fund is 900 Third Avenue, New York, New York 10022, and its telephone number
is (212) 451-1100.            This SAI incorporates by reference the entire
Prospectus. Defined terms used herein shall have the same meaning as provided in
the Prospectus. The date of this SAI is           , 1998.

TABLE OF CONTENTS


Investment Objective and Policies                                              1
Investment Restrictions                                                        8
Management                                                                    10
Expenses                                                                      13
Portfolio Transactions and Brokerage                                          13
Net Asset Value                                                               15
Taxation                                                                      15
Principal Shareholders                                                        19
Financial Statements                                                         F-1
Report of Independent Accountants                                           F-14

                        INVESTMENT OBJECTIVE AND POLICIES


         The Fund's investment objective is capital appreciation, primarily through investment in equity securities, consistent with the preservation of capital and reduction of risk, as determined by the Fund's Investment Adviser. The extent of the Fund's investment in equity securities will be determined primarily on the basis of market timing techniques developed by Dr. Martin E. Zweig, the President of the Fund's Investment Adviser, and his staff. While the Investment Adviser seeks to reduce the risks associated with investing in equity securities by using these techniques, the risk of investment in equity securities cannot be eliminated. There is no assurance that the Fund will achieve its investment objective. See "Investment Objective and Policies" in the Prospectus.

         The following describes certain investment strategies in which the Investment Adviser may engage, on behalf of the Fund, each of which may involve certain special risks.

FUTURES CONTRACTS AND RELATED OPTIONS

         Upon entering into a futures contract, the Fund will initially be required to deposit with the custodian an amount of initial margin using cash or U.S. Treasury bills equal to approximately 2% to 5% of the contract amount. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that the futures contract initial margin does not involve the borrowing of funds by customers to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In addition to initial margin, the Fund is required to deposit cash, liquid debt obligations, liquid equity securities or cash equivalents in an amount equal to the notional value of all long futures contracts, less the initial margin amount, in a segregated account with the custodian to ensure that the use of such futures contracts is not leveraged. If the value of the securities placed in the segregated account declines, additional securities, cash or cash equivalents must be placed in the segregated account so that the value of the account will at least equal the amount of the Fund's commitments with respect to such futures contracts.

         Subsequent payments, called maintenance margin, to and from the broker, will be made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the Fund has purchased a futures contract and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to that increase in value. Conversely, when the Fund has purchased a futures contract and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a maintenance margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund' position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

         While futures contracts based on securities provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sales price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting price, the Fund realizes a loss.

         There are several risks in connection with the use of futures contracts as a hedging device. One risk arises due to the imperfect correlation between movements in the price of the futures contracts and movements in the price of the subject of the hedge. The price of the futures contract may move more than or less than the price of the securities being hedged.

         If the price of the futures contracts moves less than the price of the securities hedged, the hedge will not be fully effective, but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the movement in the price of the futures contract. If the price of the futures contract moves more than the price of the security, the Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the prices of the securities which are the subject of the hedge.

         To compensate for the imperfect correlation of such movements in price, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities have been greater than the historical volatility of the futures contracts. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the prices of the securities being hedged is less than the historical volatility of the futures contracts.

         It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

         Where futures are purchased to hedge against a possible increase in the cost of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in the relevant securities at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         Another risk arises because the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to initial margin and maintenance margin requirements. Rather than meeting maintenance margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

         Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in securities and movements in the prices of futures contracts, a correct forecast of market trends by the Investment Adviser may still not result in a successful hedging transaction over a very short period of time.

         The hours of trading for futures contracts may not conform to the hours during which the underlying securities are traded. To the extent that the futures contracts markets close after the markets for the underlying securities, significant price movements can take place in the futures contracts markets that cannot be reflected in the markets of the underlying securities.

         Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

SECURITY AND STOCK INDEX OPTIONS

         When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as an asset and as an offsetting liability. The amount of the liability is "marked-to-market" daily to reflect the current market value of the option, which is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the latest bid and offering prices. If an option written by the Fund expires, or the Fund enters into a closing purchase transaction, the Fund will realize a gain (or, in the latter case, a loss, if the cost of a closing transaction exceeds the premium received) and the liability related to such option will be extinguished.

         The premium paid by the Fund for the purchase of a put option (its cost) is recorded initially as an investment, the value of which is subsequently adjusted to the current market value of the option. If the current market value of a put option exceeds its premium, the excess represents unrealized appreciation; conversely, if the premium exceeds the current market value, the excess represents unrealized depreciation. The current market value of an option purchased by the Fund equals the option's last sale price on the principal exchange on which it is traded or, in the absence of a sale, the mean between the latest bid and offering prices.

         An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of underlying securities pursuant to the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (a) there may be insufficient interest in trading certain options; (b) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (c) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (d) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (e) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (f) one or more exchanges might, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         In addition, there is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

         The amount of the premiums which the Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

         In the event of a shortage of the underlying securities deliverable on exercise of a listed option, the OCC has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

CLOSED-END INVESTMENT COMPANIES

         When the Fund invests in other closed-end investment companies, the investments made by such other investment companies will be effected by independent investment managers, and the Fund will have no control over the investment management, custodial arrangements or operations of any investments made by such investment managers. Some of the funds in which the Fund may invest could also incur more risks than would be the case for direct investments made by the Fund. For example, they may engage in investment practices that entail greater risks or invest in companies whose securities and other investments are more volatile. In addition, the funds in which the Fund invests may or may not have the same fundamental investment limitations as those of the Fund itself. While a potential benefit of investing in closed-end investment companies would be to realize value from a decrease in the discount from net asset value at which some closed-end funds trade, there is also the potential that such discount could grow, rather than decrease.

         By investing in investment companies indirectly through the Fund, a shareholder of the Fund will bear not only a proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the investment companies in which the Fund invests. Pursuant to the Fund's investment restrictions and current law, the Fund will not (i) own more than 3% of the voting securities of any one investment company; (ii) invest more than 5% of its assets in the securities of any one investment company; or (iii) invest more than 10% of its assets in securities issued by investment companies.

FOREIGN SECURITIES

         The Fund may invest up to 20% of its net assets in securities of foreign issuers. Investments in foreign securities offer potential benefits not available through investment solely in securities of domestic issuers. Foreign securities offer the opportunity to invest in foreign issuers that appear to have growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign markets that do not move in a manner parallel to United States markets. The Fund may also enter into foreign currency transactions in connection with its investment activity in foreign securities.

         Investments in foreign securities present special additional risks and considerations not typically associated with investments in domestic securities. Foreign investments may be affected by changes in foreign currency rates and exchange control regulations. There may be less information available about a foreign company than a domestic company, and foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies. Foreign securities may be less liquid and subject to greater price volatility than domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of the Fund's portfolio and might adversely affect the Fund's performance. Foreign investments may also be subject to local economic or political risks, political instability and possible nationalization of issuers or expropriation of their assets which might adversely affect the Fund's ability to realize or liquidate its investment in such securities. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

         Income earned or received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. Any such taxes paid by the Fund will reduce its net income available for distribution to shareholders.

SHORT SALES

         The Fund may from time to time make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. The Fund may make short sales to offset a potential decline in a long position or a group of long positions, or if the Investment Adviser believes that a decline in the price of a particular security or group of securities is likely. The Fund may also make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementation of investment strategies if the Investment Adviser believes that the price of a particular security or group of securities is likely to decline.

         When the Fund determines to make a short sale of a security, it must borrow the security. The Fund's obligation to replace the security borrowed in connection with the short sale will be fully secured by the proceeds from the short sale retained by the broker and by cash or liquid securities deposited in a segregated account with the Fund's custodian. The Fund may have to pay a premium to borrow the security. The Fund must also pay any dividends or interest payable on the security until the Fund replaces the security.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a capital gain. Any realized capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale.

         In addition to the short sales described above, the Fund may make short sales "against the box." A short sale "against the box" is a short sale where, at the time of the short sale, the Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. The Fund would enter into such a transaction to defer a gain or loss for Federal income tax purposes on the security owned by the Fund. Short sales against the box are not subject to the collateral requirements described above or the percentage limitations on short sales described below.

         The Fund may make a short sale only if, at the time the short sale is made and after giving effect thereto, the market value of all securities sold short is 25% or less of the value of its net assets and the market value of securities sold short which are not listed on a national securities exchange does not exceed 10% of the Fund's net assets.


                             INVESTMENT RESTRICTIONS

         The Fund has adopted the following fundamental policies which cannot be changed without the approval of the holders of a majority of its outstanding voting securities (as defined under "Investment Objective and Policies" in the Prospectus). Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security or other investment from the portfolio. The Fund may not:

         1. With respect to 75% of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment more than 5% of the total assets of the Fund, taken at market value, would be invested in the securities of such issuer. This investment restriction does not apply to investments in U.S. Government Securities.

         2. Purchase more than 10% of the outstanding voting securities, or any class of securities, of any one issuer.

         3. Purchase securities which would cause 25% or more of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one particular industry or group of related industries. This investment restriction does not apply to investments in U.S. Government Securities.

         4. Invest more than 5% of its total assets in securities of issuers that, at the time of purchase, have a record, together with predecessors, of less than three years of continuous operation. This investment restriction does not apply to investments in U.S. Government Securities.

         5. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, if more than 10% of the market value of the Fund's total assets would be invested in securities of other investment companies, more than 5% of the market value of the Fund's total assets would be invested in the securities of any one investment company, or the Fund would own more than 3% of any other investment company's securities.

         6. Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or real estate interests or issued by companies which invest in real estate or real estate interests.

         7. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs; provided that the Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

         8. Purchase any securities on margin, except that the Fund may make margin deposits in connection with any futures contracts or any options it may purchase or write. Effecting short sales, to the extent permitted by 12 below, does not constitute a margin purchase for purposes of this investment restriction.

         9. Make loans of money, except that the Fund may purchase publicly distributed debt obligations consistent with its investment objective and policies, and the Fund may make loans of portfolio securities; provided, that the loan is collateralized by cash or cash equivalents or U.S. Government Securities in an amount equal, on a daily basis, to the market value of the securities loaned; and provided further, that immediately after giving effect to any such loan, the aggregate amount of all outstanding loans of securities does not exceed 20% of the current market value of the Fund's net assets.

         10. Borrow money, except (i) for temporary emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets at the time the loan is made; or (ii) in an amount not greater than 20% of the Fund's net assets; provided, that the Fund maintains asset coverage of 300% with respect to such borrowings.

         11. Issue senior securities, as defined in the 1940 Act, or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in 10 above. (For the purposes of this investment restriction, collateral or escrow arrangements with respect to the making of short sales, writing of stock options and collateral arrangements with respect to margin for futures contracts or related options are not deemed to be a pledge of assets; and neither such arrangements nor the purchase or sale of futures contracts or purchases of related options are deemed to be the issuance of a senior security.)

         12. Make any short sales of securities, unless, if, at the time the short sale is made and after giving effect thereto, (i) the market value of all securities sold short is 25% or less of the value of the Fund's net assets, (ii) the market value of such securities sold short which are not listed on a national securities exchange does not exceed 10% of the Fund's net assets, (iii) the market value of all securities sold short of any one issuer does not exceed 2% of the Fund's net assets, (iv) short sales are not made of more than 2% of the outstanding securities of one class of any issuer, and (v) the Fund maintains collateral deposits consisting of cash or U.S. Government Securities in a segregated account which are at all times equal to 100% of the current market value of the securities sold short. This investment restriction does not apply to short sales "against the box."

         13. Underwrite securities of other issuers except insofar as it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended, in the resale of any securities held in its own portfolio.

         14. Invest more than 10% of the Fund's total assets in securities that at the time of purchase are subject to restrictions on disposition under the Securities Act of 1933, as amended.

         15. Purchase or sell commodities or futures contracts or options on commodity or futures contracts, except if: (i) the purchase or sale of futures contracts or options thereon is to hedge the Fund's existing portfolio of securities, or to anticipate a market or market sector advance; and (ii) the Fund creates, at the time of its purchase of a futures contract, a segregated account with its Custodian consisting of cash, U.S. Government Securities or other appropriate high-grade debt obligations in an amount equal to the total market value of such contract, less the amount of initial margin for such contract.


                                   MANAGEMENT

DIRECTORS AND OFFICERS

         The names and addresses of the directors and officers of the Fund are set forth below, together with their positions and their principal occupations during the past five years and, in the case of the directors, their positions with certain other organizations and companies.

Name and Address                Age      Position with the Fund    Principal Occupations and Other Affiliations
----------------                ----     ----------------------    --------------------------------------------


Martin E. Zweig*                55       Director, Chairman of       Chairman of the Board and President of the Fund;
900 Third Avenue                         the Board and President   President and Director of the Investment Adviser;
New York, NY 10022                       (Chief Executive          Chairman of the Board and President of The Zweig
                                         Officer)                  Total Return Fund, Inc.; President and Director of
                                                                   Zweig Total Return Advisors, Inc.; Consultant to
                                                                   Avatar Investors Associates Corp.; Managing
                                                                   Director of the Managing General Partner of
                                                                   Zweig-DiMenna Partners, L.P. and Zweig-DiMenna
                                                                   Special Opportunities, L.P.; President and Director
                                                                   of Zweig-DiMenna International Managers, Inc.;
                                                                   Chairman of Zweig/Glaser Advisers; President of
                                                                   Zweig Series Trust; President and Director of
                                                                   Gotham


                                                                   Advisors, Inc.; Chairman of Euclid Advisors
                                                                   LLC; formerly General Partner of Zweig-Katzen
                                                                   Investors, L.P.; Member of the Undergraduate
                                                                   Executive Board of The Wharton School, University
                                                                   of Pennsylvania.

Annemarie Gilly*                46       Director                    First Vice President of Zweig/Glaser Advisers;
900 Third Avenue                                                   First Vice President of Euclid Mutual Funds; First
New York, NY 10022                                                 Vice President of Zweig Securities Corp.; First
                                                                   Vice President of Zweig Series Trust; Director of
                                                                   The Zweig Total Return Fund, Inc.; formerly Vice
                                                                   President of Concord Financial Group Inc.

Eugene J. Glaser*               57       Director                    Chairman and Chief Executive Officer of Zweig
900 Third Avenue                                                   Series Trust; President of Zweig/Glaser Advisers;
New York, NY 10022                                                 Chairman, President, Chief Executive Officer and
                                                                   Trustee of Euclid Mutual Funds; President of Euclid
                                                                   Advisers LLC; President and Director of Zweig
                                                                   Securities Corp.

Elliot S. Jaffe                 71       Director                    Chairman and Chief Executive Officer of The Dress
30 Dunnigan Drive                                                  Barn, Inc.; Director of The Zweig Total Return
Suffern, NY 10091                                                  Fund, Inc.; Director of National Retail Federation;
                                                                   Director of Shearson Appreciation Fund; Director of
                                                                   Shearson Managed Governments, Inc.; Director of
                                                                   Shearson Income Trust; Director of Shearson Lehman
                                                                   Small Capitalization Fund; Director of Stamford
                                                                   Hospital Foundation; Member of the Board of Overseers
                                                                   of The School of Arts and Sciences, University of
                                                                   Pennsylvania; Trustee Teachers College, Columbia
                                                                   University.


Jeffrey Lazar*                  38       Director, Vice              Vice President and Treasurer of the Fund; Vice
900 Third Avenue                         President, Treasurer      President, Treasurer and Secretary of the
New York, NY 10022                       and Assistant Secretary   Investment Adviser; Vice President, Treasurer and
                                                                   Director of The Zweig Total Return Fund, Inc.; Vice
                                                                   President, Treasurer and Secretary of Zweig Total
                                                                   Return Advisors, Inc.; Vice President of


                                                                   Zweig Series Trust.

Alden C. Olson                  69       Director                    Director of The Zweig Total Return Fund, Inc.;
2711 Ramparte Path                                                 Director of First National Bank of Michigan;
Holt, Michigan 48842                                               formerly, Professor of Financial Management,
                                                                   Investments at Michigan State University.

James B. Rogers, Jr.            55       Director                    Private Investor; Director of The Zweig Total
352 Riverside Drive                                                Return Fund, Inc.; Chairman of Beeland Interests;
New York, NY 10025                                                 Regular Commentator on CNBC; Author of "Investment
                                                                   Biker: On the Road with Jim Rogers"; Director of
                                                                   Emerging Markets Brewery Fund; Director of Levco
                                                                   Series Trust; Sometimes Visiting Professor at
                                                                   Columbia University; Columnist for WORTH Magazine.

Anthony M. Santomero            51       Director                    Richard K. Mellon Professor of Finance, The
Steinberg-Dietrich Hall                                            Wharton School, University of Pennsylvania;
Wharton School                                                     Director of The Zweig Total Return Fund, Inc.;
University of Pennsylvania                                         Director of Municipal Fund for New York investors;
Philadelphia, PA 19104                                             Director of Municipal Fund for California
                                                                   Investors; Trustee of Compass Capital Funds.

Robert E. Smith*                62       Director                    Counsel of Rosenman & Colin LLP; Director of The
575 Madison Avenue                                                 Zweig Total Return Fund, Inc.; Director of Ogden
New York, NY 10022                                                 Corporation; formerly Secretary of the Fund and The
                                                                   Zweig Total Return Fund, Inc.

Stuart B. Panish*               41       Vice President and          Vice President and Secretary of The Zweig Fund,
900 Third Avenue                         Secretary                 Inc.; Counsel to the Adviser and Zweig Total Return
New York, NY 10022                                                 Advisors, Inc.; General Counsel to Zweig-DiMenna
                                                                   Partners, L.P., Zweig-DiMenna Special
                                                                   Opportunities, L.P. and Zweig-DiMenna International
                                                                   Managers, Inc.; formerly Special Counsel-Securities
                                                                   at Rosenman & Colin LLP.


* Indicates a person who is an "interested person" of the Fund, as defined in the 1940 Act. All the interested persons of the Fund (other than Robert E. Smith) are also owners of the Investment Adviser and Administrator.

         The following table sets forth the compensation paid by the Fund and The Zweig Total Return Fund, Inc. to the Directors for the fiscal year ended December 31, 1997. The Fund does not pay any pension or retirement benefits to its Directors.

                                    Aggregate Compensation        Aggregate Compensation from the Fund and
Director                            from the Fund                 The Zweig Total Return Fund, Inc.
--------                            --------------------------    ---------------------------------
Elliot S. Jaffe                         $19,000                    $38,000
Alden C. Olson                          $19,000                    $38,000
James B. Rogers, Jr.                    $16,000                    $32,000
Anthony M. Santomero                    $20,500                    $41,000


EXECUTIVE COMPENSATION

         No current or former employees, officers or directors received remuneration from the Fund in excess of $60,000 in the last fiscal year for service in all their respective capacities.

LIMITATION OF OFFICERS' AND DIRECTORS' LIABILITY

         The Fund's Articles of Incorporation limit the personal liability of its Officers and Directors to the Fund and its shareholders for money damages to the maximum extent permitted by the Maryland General Corporation Law. Accordingly, a shareholder will be able to recover money damages against a Director or Officer of the Fund only if he is able to prove that (a) the action, or failure to act, by the Director or Officer was the result of active and deliberate dishonesty which was material to the cause of action adjudicated in the proceeding, (b) the Director or Officer actually received an improper benefit or profit in money, property or services (in which case recovery is limited to the actual amount of such improper benefit or profit), or (c) the Director or Officer acted with willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The limitation on liability does not apply to any act or omission by a Director or Officer occurring prior to February 18, 1988, regardless of when a claim might be asserted. The limitation also does not apply to claims against Directors or Officers arising out of their responsibilities under the Federal securities laws. The Fund's Articles of Incorporation do not limit the right of the Fund or any shareholder to sue for an injunction or any other nonmonetary relief in the event of a breach of a Director's or Officer's duty of care or other breach of duty or responsibility.


                                    EXPENSES

         For the fiscal years ended December 31, 1997, 1996 and 1995, the Fund's expenses amounted to $7,224,277, $6,519,079 and $6,290,356, respectively.

         Expenses of the Offer will be charged to capital. The Fund's annual expense ratio was 1.16%, 1.18% and 1.22% of the Fund's net assets for the fiscal years ended December 31, 1997, 1996 and 1995, respectively.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         In the purchase and sale of portfolio securities for the Fund, the Investment Adviser will seek the best combination of price (inclusive of brokerage commissions) and execution, and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Investment Adviser for its use. The Investment Adviser is also authorized to place orders with brokers who provide supplemental investment, market research and security and economic analysis, although the use of such brokers may result in a higher brokerage charge to the Fund than the use of brokers selected on the basis of seeking the best combination of price (inclusive of brokerage commissions) and execution for the same order. Brokerage may be allocated entirely on the basis of net results to the Fund, including the difficulty of the order and the reputation of the broker-dealer. Research and analysis received by the Investment Adviser may benefit the Investment Adviser and its affiliates in connection with their services to other clients, as well as the Fund. Subject to the foregoing, the Fund may effect a portion of its securities transactions through affiliated broker-dealers of the Investment Adviser, including Zweig Securities Corp., a broker-dealer of which Eugene J. Glaser, a Director of the Fund, is President, and Martin E. Zweig and Eugene J. Glaser are the shareholders. In accordance with the provisions of Rule 17e-1 of the 1940 Act, the Fund's Board of Directors has adopted certain procedures which are designed to provide that brokerage commissions paid to Zweig Securities Corp. and any other affiliated broker-dealer are reasonable and fair as compared to the brokerage commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on securities exchanges during a comparable period of time. The Fund, however, has no obligation to deal with Zweig Securities Corp. or any other broker-dealer in effecting portfolio transactions.

         The Fund paid brokerage commissions of $1,295,050 to brokers for the year ended December 31, 1997, of which $182,134 was paid to Zweig Securities Corp., representing 14.06% of the aggregate brokerage commissions paid by the Fund and 14.83% of the aggregate amount of transactions involving the payment of commissions for such year. The Fund paid brokerage commissions of $1,446,356 to brokers for the year ended December 31, 1996, of which $134,919 was paid to Zweig Securities Corp , representing 9.33% of the aggregate brokerage commissions paid by the Fund and 7.88% of the aggregate amount of transactions involving the payment of commissions for such year The Fund paid brokerage commissions of $1,413,504 to brokers for the year ended December 31, 1995, of which $225,075 was paid to Watermark Securities, Inc., representing 15.92% of the aggregate brokerage commissions paid by the Fund and 17.31% of the aggregate amount of transactions involving the payment of commissions for such year. Martin E. Zweig is a principal shareholder of Watermark Securities, Inc.

         A portion of the securities in which the Fund will invest may be traded in the over-the-counter markets, and the Fund intends to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Fixed income securities purchased or sold on behalf of the Fund normally will be traded in the over-the-counter market on a net basis (i.e. without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities may be purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. Futures transactions generally will be effected through those futures commission merchants the Fund believes will obtain the most favorable results for the Fund.

         When the Fund and one or more accounts managed by the Investment Adviser or its affiliates propose to purchase or sell the same security, the available opportunities will be allocated in a manner the Investment Adviser believes to be equitable. In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In other cases, coordination with transactions for other accounts and the ability to participate in volume transactions could benefit the Fund.

PORTFOLIO TURNOVER

         The Fund's portfolio turnover rates for the fiscal years ended December 31, 1997, December 31, 1996 and December 31, 1995 were 93.0%, 137.2% and 160.2%, respectively. Portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities by the monthly average value of securities in the portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. Portfolio turnover will not be a limiting factor in making investment decisions, and the Fund's investment policies may result in portfolio turnover substantially greater than that of other investment companies. A high rate of portfolio turnover (over 100%) involves greater brokerage commission expense, which must be borne by the Fund and its shareholders.


                                 NET ASSET VALUE

         The net asset value of the Fund's shares will be determined by the Administrator as of the close of regular trading on the New York Stock Exchange, on each day the Exchange is open for trading, by dividing the Fund's total assets, less the Fund's total liabilities, by the total number of Shares outstanding. Net asset value will be published weekly in a financial newspaper of general circulation.

         Portfolio securities (including stock options) which are traded only on stock exchanges will be valued at the last sale price. Securities traded in the over-the-counter market which are National Market Systems securities will be valued at the last sale price. Other over-the-counter securities will be valued on the basis of the mean between the current bid and asked prices obtained from market makers in such securities. Debt securities that mature in 60 days or less will be valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Debt securities that have an original maturity of less than 61 days will be valued at their cost, plus or minus amortized discount or premium, unless the Board of Directors determines that such valuation does not constitute fair value. Futures and options thereon which are traded on commodities exchanges will be valued at their closing settlement price on such exchange. Securities and assets for which market quotations are not readily available, and other assets, if any, will be valued at fair value as determined in good faith and pursuant to procedures established by the Board of Directors of the Fund.

         The outstanding shares of Common Stock are, and the Shares will be, listed on the New York Stock Exchange Incorporated and the Pacific Stock Exchange. The Fund's Shares of Common Stock have traded in the market above, at and below net asset value since the commencement of the Fund's operations in October 1986. During the past [nine] years, the Fund's shares have generally traded in the market at a premium above net asset value; however, the Fund's officers cannot predict whether the Fund's Common Stock will trade in the future at a premium or a discount to net asset value, and if so, the level of such premium or discount.


                                    TAXATION

         The following is a summary of the principal U.S. Federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares of the Fund. The summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific Federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

GENERAL

         The Fund has elected to be treated, has qualified and intends to continue to qualify for each taxable year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets.

         If the Fund complies with such requirements, then in any taxable year for which the Fund distributes, in accordance with the Code's timing requirements, ordinary income dividends of at least 90% of its investment company taxable income, the Fund (but not its shareholders) will be relieved of Federal income tax on any income of the Fund, including capital gains, that is distributed to shareholders in accordance with the Code's requirements. However, if the Fund retains any investment company taxable income or net capital gain, it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. Federal income tax on capital gains, (i) will be required to include in income for Federal income tax purposes, as capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. Federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income.

         In order to avoid a 4% Federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund did not pay Federal income tax. The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and its net capital gain, but reserves the right to retain and designate as described in the above paragraph, its net capital gain.

         The Fund's investments, if any, in securities issued at a discount or providing for deferred interest payments or payments of interest in kind will generally cause the Fund to realize income prior to the receipt of cash payments with respect to these securities. Mark to market rules applicable to certain options and futures contracts may also require that net gains be recognized without a concurrent receipt of cash. In order to obtain cash to distribute its income or gains, maintain its qualification as a regulated investment company and avoid Federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

TAXABLE U.S. SHAREHOLDERS - DISTRIBUTIONS

         For U.S. Federal income tax purposes, distributions by the Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax.

         Distributions from the Fund's investment company taxable income will be taxable as ordinary income, and generally cannot be offset by capital losses. For corporate shareholders, distributions designated as derived from the Fund's dividend income that would be eligible for the dividends received deduction if the Fund were not a regulated investment company will be eligible, subject to certain holding period and debt-financing restrictions, for the 70% dividends received deduction. (However, the entire dividend, including the deducted amount, is includable in determining a corporate shareholder's alternative minimum taxable income.) So long as the Fund qualifies as a regulated investment company and satisfies the 90% distribution requirement, capital gain dividends if properly designated as such in a written notice to shareholders mailed not later than 60 days after the Fund's taxable year closes, will be taxed to shareholders as capital gain which, as to non-corporate shareholders, will be taxable at maximum marginal Federal income tax rates of (i) 28% for the portion of such dividends designated by the Fund as a 28% rate gain distribution, and
(ii) 20% for the portion of such dividends designated by the Fund as a 20% rate gain distribution, respectively, regardless of how long the shareholder has held his or her Fund shares. Distributions, if any, that are in excess of the Fund's current and accumulated earnings and profits, as computed for Federal income tax purposes, will first reduce a shareholder's tax basis in his or her shares and, after such basis is reduced to zero, will constitute capital gains to a shareholder who holds his or her shares as capital assets.

         All distributions, whether received in shares or in cash, as well as sales and exchanges of Fund shares, must be reported by each shareholder who is required to file a U.S. Federal income tax return. For Federal income tax purposes, dividends declared by the Fund in October, November or December to shareholders on a specified date in such a month and paid during January of the following year are treated as if they were paid by the Fund and received by such shareholders on December 31 of the year declared. In addition, certain other distributions made after the close of a taxable year may be "spilled back" and treated as paid by the Fund (other than for purposes of avoiding the 4% excise tax) during such year. Such dividends would be taxable to the shareholders in the taxable year in which the distribution was actually made by the Fund.

         The Fund will send written notices to shareholders regarding the amount and Federal income tax status of all distributions made during each calendar year.

         With respect to distributions paid in cash or, for shareholders participating in the Distribution Reinvestment and Cash Purchase Plan (the "Plan"), reinvested in shares purchased in the open market, the amount of the distribution for tax purposes is the amount of cash distributed or allocated to the shareholder. With respect to distributions issued in shares of the Fund, the amount of the distribution for tax purposes is the fair market value of the issued shares on the payment date.

         Distributions by the Fund result in a reduction in the net asset value of the Fund's shares and may also reduce their market value. Should a distribution reduce the net asset value or market value below a shareholder's cost basis, such distribution (to the extent paid from the Fund's current or accumulated earnings and profits) would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. Since the market price of shares purchased at that time may include the amount of any forthcoming distribution, investors purchasing shares just prior to a distribution will in effect receive a return of a portion of their investment in the form of a distribution which nevertheless will be taxable to them.

TAXABLE U.S. SHAREHOLDERS - SALE OF SHARES

         When a shareholder's shares are sold, exchanged or otherwise disposed of, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale or other disposition, such gain or loss should be capital gain or loss which will be long-term if the shares were held for more than 18 months, mid-term if the shares were held between 12 and 18 months, and short-term if the shares were held for 12 months or less. For non-corporate shareholders, short-term gain is taxable at a maximum marginal Federal income tax rate of 39.6%, whereas mid-term and long-term capital gains qualify for lower maximum marginal Federal income tax rates (i.e., 28% and 20%, respectively). However, it currently appears that any loss realized on the sale, exchange or other disposition of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividend received by the selling shareholder with respect to such shares, even if part or all of such dividend was taxed at the 28% rate applicable to mid-term capital gains as discussed under the preceding subheading. Additionally, any loss realized on a sale or other disposition of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund under the Plan. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

BACKUP WITHHOLDING

         The Fund will be required to report to the Internal Revenue Service all distributions, as well as gross proceeds from the sale or exchange of Fund shares with respect to which the Fund is a payor (such as pursuant to a tender offer), except in the case of certain exempt recipients, i.e., corporations and certain other investors to which distributions are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of Federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and with certain required certifications or if the Internal Revenue Service or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept any subscription that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld would be credited against a shareholder's U.S. Federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

NON-U.S. SHAREHOLDERS

         The foregoing discussion relates solely to U.S. Federal income tax law as it applies to "U.S. persons" (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. Dividends of investment company taxable income distributed by the Fund to a shareholder who is not a U.S. person will be subject to U.S. withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations and, in the case of a shareholder that is a foreign corporation, may be subject to U.S. "branch profit tax." Capital gain distributions, including amounts retained by the Fund which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the U.S. or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

         Any gain realized by a shareholder who is not a U.S. person upon a sale or other disposition of shares of the Fund will not be subject to U.S. Federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. persons who fail to furnish the Fund with an IRS Form W-8 or acceptable substitute Form W-8 may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of certain sales of their shares with respect to which the Fund is a payor (such as pursuant to a tender offer). Investors who are not U.S. persons should consult their tax advisers about the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, the Fund.

STATE AND LOCAL TAXES

         The Fund may be subject to state or local taxes in jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under Federal income tax laws, and an investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.


                             PRINCIPAL SHAREHOLDERS

         There are no persons known to the Fund to be control persons of the Fund, as such term is defined in Section 2(a)(9) of the 1940 Act. There is no person known to the Fund to hold beneficially more than 5% of the outstanding shares of the Fund. The following person is the only person holding of record
more than 5% of the        outstanding shares of the Fund as of       , 1998:

                                            AMOUNT OF         PERCENT
          NAME AND ADDRESS OF               RECORD            OF
         RECORD OWNER                       OWNERSHIP         CLASS
         Cede & Co.                                                    %
         P.O. Box 20
         Bowling Green Station
         New York, New York 10004


         As of         , 1998, the current Directors and Officers of the Fund,
as a group, beneficially owned less than 1% of the Fund's outstanding shares.

                              THE ZWEIG FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1997

                                                                                    NUMBER OF         VALUE
                                                                                     SHARES         (NOTE 1)
                                                                                  ------------     ------------
COMMON STOCKS                                                        87.30%
AEROSPACE & DEFENSE                                                   0.35%
     Raytheon Co., Class A ................................................           47,430       $  2,338,892
                                                                                                   ------------
AUTOMOTIVE                                                            4.54%
     Chrysler Corp. .......................................................          134,400          4,729,200
     Ford Motor Co. .......................................................          243,100         11,835,931
     General Motors Corp. .................................................          147,600          8,948,250
     Volvo AB, ADR ........................................................          175,100          4,727,700
                                                                                                   ------------
                                                                                                     30,241,081
                                                                                                   ------------
CHEMICALS                                                             2.92%
     Albemarle Corp. ......................................................           79,800          1,905,225
     B.F. Goodrich Co. ....................................................           73,300          3,037,369
     Dow Chemical Co. .....................................................           68,100          6,912,150
     Millennium Chemicals, Inc. ...........................................           87,700          2,066,431
     Rohm and Haas Co. ....................................................           46,000          4,404,500
     Wellman, Inc. ........................................................           58,600          1,142,700
                                                                                                   ------------
                                                                                                     19,468,375
                                                                                                   ------------
CONSUMER DURABLES                                                     1.94%
     Cooper Tire & Rubber Co. .............................................          193,500          4,716,563
     Goodyear Tire & Rubber Co. ...........................................           56,700(b)       3,607,537
     Huffy Corp. ..........................................................           28,500            384,750
     Whirlpool Corp. ......................................................           77,000          4,235,000
                                                                                                   ------------
                                                                                                     12,943,850
                                                                                                   ------------
CONTAINERS & PACKAGING                                                0.12%
     Sea Containers Ltd., Class A .........................................           25,200            806,400
                                                                                                   ------------
ELECTRONICS                                                           0.88%
     General Motors Corp., Class H ........................................           67,600          2,496,975
     Hitachi Ltd., ADR ....................................................           12,200            844,088
     Philips Electronics N.V., ADR ........................................           41,400          2,504,700
                                                                                                   ------------
                                                                                                      5,845,763
                                                                                                   ------------
FINANCIAL SERVICES                                                   11.29%
     A.G. Edwards & Sons, Inc. ............................................          184,650          7,339,837
     Bear, Stearns & Co., Inc. ............................................          231,736         11,007,460
     Charter One Financial, Inc. ..........................................           41,185          2,599,803
     Fremont General Corp. ................................................           67,050          3,670,988
     H. F. Ahmanson & Co. .................................................          146,600          9,813,037
     Lincoln National Corp. ...............................................           43,300          3,382,813
     Old Republic International Corp. .....................................           99,500          3,700,156
     Orion Capital Corp. ..................................................           58,000          2,693,375

                              THE ZWEIG FUND, INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                                DECEMBER 31, 1997

                                                                                    NUMBER OF         VALUE
                                                                                     SHARES         (NOTE 1)
                                                                                  ------------     ------------
FINANCIAL SERVICES--(Continued)
     PaineWebber Group Inc. ...............................................          235,000       $  8,122,188
     PIMCO Advisors L.P., Class A .........................................           47,600          1,436,925
     Providian Corp. ......................................................          176,200          7,962,038
     Selective Insurance Group, Inc. ......................................           48,000          1,296,000
     St. Paul Bancorp Inc. ................................................           26,700            700,875
     Travelers Group Inc. .................................................          213,229         11,487,712
                                                                                                   ------------
                                                                                                     75,213,207
                                                                                                   ------------
FOOD & BEVERAGE                                                       0.48%
     Adolph Coors Co., Class B ............................................           95,400          3,172,050
                                                                                                   ------------
HOME BUILDERS & MATERIALS                                             0.56%
     Kaufman & Broad Home Corp. ...........................................           98,600          2,212,338
     Lafarge Corp. ........................................................           50,400          1,489,950
                                                                                                   ------------
                                                                                                      3,702,288
                                                                                                   ------------
INDUSTRIAL SERVICES                                                   1.26%
     Browning-Ferris Industries Inc. ......................................          175,000          6,475,000
     Ogden Corp. ..........................................................           67,600          1,905,475
                                                                                                   ------------
                                                                                                      8,380,475
                                                                                                   ------------
INVESTMENT COMPANIES                                                  4.66%
     Argentina Fund, Inc. .................................................           49,100            641,369
     Blackrock 2001 Term Trust, Inc. ......................................           52,600            453,675
     Blackrock Strategic Term Trust, Inc. .................................           52,600            447,100
     Brazil Fund, Inc. ....................................................           59,500          1,249,500
     Central European Equity Fund, Inc. ...................................           46,400            849,700
     Chile Fund, Inc. .....................................................           61,400          1,093,687
     Clemente Global Growth Fund, Inc. ....................................           23,400            220,838
     Emerging Markets Infrastructure Fund, Inc. ...........................          158,200          1,858,850
     Emerging Markets Telecommunications Fund, Inc. .......................           61,500            822,562
     Emerging Mexico Fund, Inc. ...........................................           36,200            384,625
     G.T. Global Eastern Europe Fund ......................................           43,100            544,138
     Gabelli Equity Trust, Inc. ...........................................           89,800          1,049,538
     Gabelli Global Multimedia Trust Fund, Inc. ...........................           99,700            872,375
     India Fund, Inc. .....................................................           48,100            354,737
     Italy Fund, Inc. .....................................................           29,700            319,275
     Latin American Discovery Fund, Inc. ..................................           56,200          1,008,088
     Mexico Equity & Income Fund, Inc. ....................................           21,500            229,781
     Mexico Fund, Inc. ....................................................          173,900          3,575,818
     Morgan Stanley Asia-Pacific Fund, Inc. ...............................          121,900            906,631
     Morgan Stanley Emerging Markets Fund, Inc. ...........................          152,300          1,989,419
     Morgan Stanley India Investment Fund, Inc. ...........................           40,000            335,000

                                                                                    NUMBER OF         VALUE
                                                                                     SHARES         (NOTE 1)
                                                                                  ------------     ------------
INVESTMENT COMPANIES--(Continued)
     New Germany Fund, Inc. ...............................................          125,400       $  1,692,900
     Portugal Fund, Inc. ..................................................           38,200            604,038
     Royce Value Trust, Inc. ..............................................          144,155          2,171,334
     Southern Africa Fund, Inc. ...........................................           34,400            434,300
     Spain Fund, Inc. .....................................................           23,900            346,550
     Swiss Helvetia Fund, Inc. ............................................           77,000          2,112,688
     Taiwan Fund, Inc. ....................................................           94,800          1,564,200
     Templeton China World Fund, Inc. .....................................           47,000            393,625
     Templeton Dragon Fund, Inc. ..........................................          157,500          1,693,125
     Tri-Continental Corp. ................................................           30,700            819,306
                                                                                                   ------------
                                                                                                     31,038,772
                                                                                                   ------------
LEISURE                                                               0.79%
     Brunswick Corp. ......................................................           95,800          2,903,937
     Royal Caribbean Cruises Ltd. .........................................           44,300          2,361,744
                                                                                                   ------------
                                                                                                      5,265,681
                                                                                                   ------------
LODGING                                                               0.11%
     Marcus Corp. .........................................................           41,550            766,078
                                                                                                   ------------
MANUFACTURING                                                         5.89%
     Aeroquip-Vickers, Inc. ...............................................           57,300          2,811,281
     Borg-Warner Automotive, Inc. .........................................           52,700          2,740,400
     Brown Group, Inc. ....................................................           59,000            785,437
     Cummins Engine Company, Inc. .........................................          110,400          6,520,500
     Dexter Corp. .........................................................           36,700          1,584,981
     Excel Industries, Inc. ...............................................           38,500            695,406
     Herman Miller, Inc. ..................................................           92,600          5,052,488
     Johnson Controls, Inc. ...............................................           55,800          2,664,450
     PACCAR, Inc. .........................................................           77,800          4,084,500
     Simpson Industries, Inc. .............................................           43,000            505,250
     Standard Products Co. ................................................           46,300          1,186,438
     Timken Co. ...........................................................          166,000          5,706,250
     Trinity Industries, Inc. .............................................          110,400          4,926,600
                                                                                                   ------------
                                                                                                     39,263,981
                                                                                                   ------------
METALS & MINING                                                       3.58%
     AK Steel Holdings Corp. ..............................................          137,000          2,423,188
     Alcan Aluminium Ltd. .................................................          135,300          3,737,662
     ASARCO, Inc. .........................................................          105,100          2,358,181
     Birmingham Steel Corp. ...............................................           59,100            930,825
     British Steel Plc, ADR ...............................................          128,700          2,759,006
     Cleveland-Cliffs, Inc. ...............................................           14,700            673,444
     Cyprus Amax Minerals Co. .............................................           87,000          1,337,625
     Oregon Steel Mills, Inc. .............................................          110,800          2,361,425
     Quanex Corp. .........................................................           17,700            497,813
     USX-U.S. Steel Group .................................................          216,700          6,771,875
                                                                                                   ------------
                                                                                                     23,851,044
                                                                                                   ------------

                              THE ZWEIG FUND, INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                                DECEMBER 31, 1997

                                                                                    NUMBER OF         VALUE
                                                                                     SHARES         (NOTE 1)
                                                                                  ------------     ------------
OIL & OIL SERVICES                                                   13.08%
     Ashland Inc. .........................................................          141,500        $ 7,596,781
     Atlantic Richfield Co. ...............................................           96,600          7,740,075
     Elf Aquitaine S.A., ADR ..............................................           97,700          5,727,663
     Equitable Resources, Inc. ............................................           44,300          1,567,112
     Helmerich & Payne, Inc. ..............................................           49,400          3,353,025
     Mobil Corp. ..........................................................           53,700          3,876,469
     Murphy Oil Corp. .....................................................           64,700          3,505,931
     Occidental Petroleum Corp. ...........................................          205,400          6,020,787
     Pennzoil Co. .........................................................          124,600(b)       8,324,838
     Phillips Petroleum Co. ...............................................           61,400          2,985,575
     Royal Dutch Petroleum Co., ADR .......................................          135,200          7,326,150
     Sun Company, Inc. ....................................................          260,300         10,948,869
     USX-Marathon Group ...................................................          279,800          9,443,250
     YPF Sociedad Anonima, ADR ............................................          255,900          8,748,581
                                                                                                   ------------
                                                                                                     87,165,106
                                                                                                   ------------
PAPER & FOREST PRODUCTS                                               2.31%
     Bowater Inc. .........................................................          126,300          5,612,456
     Fort James Corp. .....................................................          179,400          6,862,050
     International Paper Co. ..............................................           54,700(b)       2,358,938
     Pope & Talbot, Inc. ..................................................           35,200            530,200
                                                                                                   ------------
                                                                                                     15,363,644
                                                                                                   ------------
RETAIL TRADE & SERVICES                                               2.35%
     Dayton Hudson Corp. ..................................................          104,100          7,026,750
     Ross Stores, Inc. ....................................................           74,600          2,713,575
     Shopko Stores Inc. ...................................................           68,400          1,487,700
     Supervalu Inc. .......................................................          106,500          4,459,687
                                                                                                   ------------
                                                                                                     15,687,712
                                                                                                   ------------
TECHNOLOGY                                                            3.21%
     Applied Materials Inc. ...............................................           41,600(a)       1,253,200
     Dell Computer Corp. ..................................................           72,000(a)(b)    6,048,000
     Digital Equipment Corp. ..............................................           57,600(a)       2,131,200
     Harris Corp. .........................................................           81,600          3,743,400
     Intel Corp. ..........................................................           45,600          3,203,400
     Microsoft Corp. ......................................................           38,700(a)       5,001,975
                                                                                                   ------------
                                                                                                     21,381,175
                                                                                                   ------------
TELECOMMUNICATIONS                                                    4.65%
     BCE Inc. .............................................................           79,000          2,631,688
     Comsat Corp. .........................................................          174,400          4,229,200
     Telecomunicacoes Brasileiras, S.A., ADR ..............................           47,900          5,577,356

                                                                                    NUMBER OF         VALUE
                                                                                     SHARES         (NOTE 1)
                                                                                  ------------     ------------
TELECOMMUNICATIONS--(Continued)
     Telefonica de Espana, S.A., ADR ......................................           90,500       $  8,241,156
     Telefonos de Mexico, S.A., ADR .......................................          184,400(b)      10,337,925
                                                                                                   ------------
                                                                                                     31,017,325
                                                                                                   ------------
TOBACCO                                                               1.69%
     RJR Nabisco Holdings Corp. ...........................................          264,600          9,922,500
     Universal Corp. ......................................................           32,300          1,328,338
                                                                                                   ------------
                                                                                                     11,250,838
                                                                                                   ------------
TRANSPORTATION                                                        5.04%
     British Airways Plc, ADR .............................................           18,600          1,742,588
     Caliber Systems, Inc. ................................................          168,300          8,194,106
     Canadian Pacific Ltd. ................................................          232,500          6,335,625
     CNF Transportation, Inc. .............................................          143,300          5,499,137
     GATX Corp. ...........................................................           41,300          2,996,831
     KLM Royal Dutch Airlines N.V., ADR ...................................           61,933          2,337,971
     Rollins Truck Leasing Corp. ..........................................           52,300            934,863
     Ryder System, Inc. ...................................................          168,500          5,518,375
                                                                                                   ------------
                                                                                                     33,559,496
                                                                                                   ------------
UTILITIES-ELECTRIC & NATURAL GAS                                     15.60%
     Allegheny Energy, Inc. ...............................................           64,700          2,102,750
     American Electric Power Co., Inc. ....................................           59,800          3,087,175
     Columbia Gas System, Inc. ............................................           92,200          7,243,463
     CMS Energy Corp. .....................................................          167,200          7,367,250
     DQE Inc. .............................................................           85,950          3,018,993
     DTE Energy Co. .......................................................           99,100          3,437,531
     Edison International .................................................          294,500          8,006,719
     FPL Group, Inc. ......................................................          129,600          7,670,700
     FirstEnergy Co. ......................................................           99,700          2,891,300
     GPU, Inc. ............................................................          240,700         10,139,487
     IPALCO Enterprises, Inc. .............................................           16,200            679,388
     New York State Electric & Gas Corp. ..................................          228,000          8,094,000
     Pacific Enterprises ..................................................           61,300          2,306,412
     PacifiCorp. ..........................................................           92,500          2,526,406
     PECO Energy Co. ......................................................          134,500          3,261,625
     PG&E Corp. ...........................................................          199,100          6,060,106
     Pinnacle West Capital Corp. ..........................................          166,900          7,072,388
     PP&L Resources, Inc. .................................................          143,400          3,432,637
     Public Service Co. of New Mexico .....................................          101,600          2,406,650
     Sierra Pacific Resources .............................................           59,800          2,242,500
     Transcanada Pipelines Ltd. ...........................................          101,500          2,271,063
     United Illuminating Co. ..............................................           29,300          1,345,969
     UtiliCorp United Inc. ................................................           88,100          3,419,381
     Valero Energy Corp. ..................................................          124,500          3,913,969
                                                                                                   ------------
                                                                                                    103,997,862
                                                                                                   ------------
            TOTAL COMMON STOCKS (Cost $465,868,041) ........................................        581,721,095
                                                                                                   ------------

                              THE ZWEIG FUND, INC.
                      SCHEDULE OF INVESTMENTS--(Concluded)
                                DECEMBER 31, 1997

                                                                                   PRINCIPAL          VALUE
                                                                                    AMOUNT          (NOTE 1)
                                                                                 ------------     ------------
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS                         7.58%
     Federal National Mortgage Association, 6.85%, 4/5/2004 ...............      $ 2,765,000       $  2,888,565
     United States Treasury Bonds, 10.75%, 5/15/2003 ......................        4,000,000          4,912,500
     United States Treasury Bonds, 7.25%, 8/15/2022 .......................        4,300,000          4,967,842
     United States Treasury Bonds, 7.50%, 11/15/2024 ......................       17,600,000         21,054,000
     United States Treasury Notes, 6.875%, 5/15/2006 ......................        7,500,000          8,029,687
     United States Treasury Notes, 6.50%, 10/15/2006 ......................        8,300,000          8,694,250
                                                                                                   ------------
            TOTAL UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS
            (Cost $48,135,718) .............................................................         50,546,844
                                                                                                   ------------
SHORT-TERM INVESTMENTS                                                4.05%
     Baker Hughes, Inc., 6.70%, 1/02/98 (cost $26,994,975) ................       27,000,000         26,994,975
                                                                                                   ------------
            TOTAL INVESTMENTS (Cost $540,998,734) - 98.93% .................................       $659,262,914
            Other Assets less liabilities - 1.07% ..........................................          7,102,877
                                                                                                   ------------
            NET ASSETS - 100.00% ...........................................................       $666,365,791
                                                                                                   ============

                                                                                   NUMBER OF
                                                                                    SHARES
                                                                                 ------------
SECURITIES SOLD SHORT (NOTE 1D)
     Goodyear Tire & Rubber Co. ...........................................           56,700(b)     $ 3,607,537
     International Paper Co. ..............................................           54,700(b)       2,358,938
     Pennzoil Co. .........................................................           46,400(b)       3,100,100
     Telefonos de Mexico, S.A., ADR. ......................................           59,800(b)       3,352,537
     W.E.B.S. Index Fund, Inc. - Hong Kong Series .........................          184,900          2,010,788
                                                                                                    -----------
            TOTAL SECURITIES SOLD SHORT (Proceeds $15,767,296)  ............................        $14,429,900
                                                                                                    ===========

------------
(a)  Non-income producing security.
(b)  Short "against the box" or used as collateral on short sales.

     For Federal income tax purposes, the tax basis of investments owned at December 31, 1997 was $541,235,757 and net unrealized appreciation on investments consisted of:

            Gross unrealized appreciation .................     $128,071,973
            Gross unrealized depreciation .................      (10,044,816)
                                                                ------------
            Net unrealized appreciation ...................     $118,027,157
                                                                ============




                       See notes to financial statements.

                              THE ZWEIG FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31,1997

ASSETS:
      Investments, at value (identified cost $540,998,734) ...............   $659,262,914
      Cash ...............................................................      1,159,922
      Dividends and interest receivable ..................................      4,272,330
      Deposits with broker for securities sold short .....................     16,792,950
      Prepaid expenses ...................................................         44,361
                                                                             ------------
           Total Assets ..................................................    681,532,477
                                                                             ------------
LIABILITIES:
      Accrued advisory fees (Note 3) .....................................        471,253
      Accrued administration fees (Note 3) ...............................          2,361
      Other accrued expenses .............................................        263,172
      Securities sold short, at value (proceeds $15,767,296) .............     14,429,900
                                                                             ------------
           Total Liabilities .............................................     15,166,686
                                                                             ------------
NET ASSETS ...............................................................   $666,365,791
                                                                             ============
NET ASSET VALUE, PER SHARE:
($666,365,791/52,765,559 shares outstanding--Note 4) .....................   $      12.63
                                                                             ============
Net Assets consist of:
      Capital paid-in ....................................................   $532,026,118
      Undistributed net investment income ................................      9,497,801
      Undistributed net realized gain on investments .....................      5,240,296
      Net unrealized appreciation on investments and securities sold short    119,601,576
                                                                             ------------
                                                                             $666,365,791
                                                                             ============







                       See notes to financial statements.

                              THE ZWEIG FUND, INC.
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:
     Income:
         Dividends ..............................................................   $ 14,155,484
         Interest ...............................................................     11,091,944
                                                                                    ------------
             Total Income .......................................................     25,247,428
                                                                                    ------------
     Expenses:
         Investment advisory fees (Note 3) ......................................      5,312,237
         Administration fees (Note 3) ...........................................        812,460
         Transfer agent fees ....................................................        421,292
         Printing and postage expenses ..........................................        284,097
         Professional fees (Note 3) .............................................         70,030
         Custodian fees .........................................................        108,770
         Directors' fees and expenses (Note 3) ..................................         76,054
         Miscellaneous ..........................................................        139,337
                                                                                    ------------
             Total Expenses .....................................................      7,224,277
                                                                                    ------------
               Net Investment Income ............................................     18,023,151
                                                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain on investments (Note 2):
         Security transactions ..................................................     39,417,996
         Short sales transactions ...............................................        109,606
         Futures transactions ...................................................      4,241,447
                                                                                    ------------
             Net realized gain on investments ...................................     43,769,049
     Increase in unrealized appreciation on investments and securities sold short     61,835,402
                                                                                    ------------
         Net realized and unrealized gain on investments ........................    105,604,451
                                                                                    ------------
         Net increase in net assets resulting from operations ...................   $123,627,602
                                                                                    ============








                       See notes to financial statements.

                              THE ZWEIG FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                             FOR THE YEARS
                                                                           ENDED DECEMBER 31,
                                                                    ------------------------------
                                                                        1997             1996
                                                                    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
     OPERATIONS:
         Net investment income ..................................   $  18,023,151    $  17,352,662
         Net realized gain on investments .......................      43,769,049       39,254,840
         Increase in unrealized appreciation on investments and
              securities sold short .............................      61,835,402       19,492,169
                                                                    -------------    -------------
             Net increase in net assets resulting from operations     123,627,602       76,099,671
                                                                    -------------    -------------
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
         Net investment income ..................................     (16,029,830)     (15,101,212)
         Net realized gains on investments ......................     (46,130,976)     (40,189,126)
                                                                    -------------    -------------
             Total dividends and distributions to shareholders ..     (62,160,806)     (55,290,338)
                                                                    -------------    -------------
     CAPITAL SHARE TRANSACTIONS:
         Net asset value of shares issued to shareholders in
              reinvestment of dividends from net investment
              income and distributions from net realized gains ..      15,818,485       20,385,394
                                                                    -------------    -------------
         Net increase in net assets .............................      77,285,281       41,194,727
     NET ASSETS:
         Beginning of year ......................................     589,080,510      547,885,783
                                                                    -------------    -------------
         End of year (including undistributed net investment
              income of $9,497,801 and $6,379,341, respectively)    $ 666,365,791    $ 589,080,510
                                                                    =============    =============











                       See notes to financial statements.

                              THE ZWEIG FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

     The Zweig Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on June 18, 1986. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   A. PORTFOLIO VALUATION

     Portfolio securities which are traded only on stock exchanges will be valued at the last sale price. Securities traded in the over-the-counter market which are National Market System securities will be valued at the last sale price. Other over-the-counter securities will be valued at the most recently quoted price provided by the principal market makers. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Investment Adviser. Debt securities may be valued on the basis of prices provided by an independent pricing service, when such prices are believed by the Investment Adviser to reflect the fair market value of such securities.
Short-term investments having a remaining maturity of 60 days or less when purchased, are valued at amortized cost (which approximates market value). Futures which are traded on commodities exchanges are valued at their closing settlement price on such exchange. Securities for which market quotations are not readily available (of which there were none at December 31, 1997) and other assets, if any, are valued at fair value as determined under procedures approved by the Board of Directors of the Fund.

   B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

     Security transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     Realized gains and losses on sales of investments are determined on the identified cost basis for financial reporting and tax purposes.

   C. FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recorded as assets. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking the contract to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets or liabilities, depending upon whether unrealized gains or losses are incurred. When a futures contract is closed, the Fund realizes a gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. Therefore, anticipated gains may not result and anticipated losses may not be offset. In addition, as no secondary market exists for futures contracts, there is no assurance that there will be an active market at any particular time.

   D. SHORT SALES

     A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. In addition to the short sales described above, the Fund may make short sales "against the box". A short sale "against the box" is a short sale whereby at the time of the short sale, the Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any incurred loss increased, by the amount of transaction costs. Dividends or interest the Fund pays in connection with such short sales are recorded as expenses.


   E. FEDERAL INCOME TAXES

     The Fund has elected to qualify and intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The principal tax benefits of qualifying as a regulated investment company, as compared to an ordinary taxable corporation, are that a regulated investment company is not itself subject to Federal income tax on ordinary investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders and that the tax character of long-term capital gains recognized by a regulated investment company flows through to its shareholders who receive distributions of such gains. During the year ended December 31, 1997, the Fund reclassified $793,497 from undistributed net realized gains to undistributed net investment income, $331,642 from capital paid-in to undistributed net investment income, and $69,619 from capital paid-in to undistributed net realized gains.

NOTE 2--PORTFOLIO TRANSACTIONS

   A. PURCHASES AND SALES

     During the year ended December 31, 1997, the Fund entered into purchase and sale transactions, excluding short-term investments and futures transactions, as follows:

                                                                   UNITED STATES
                                                                    GOVERNMENT
                                                    COMMON          AND AGENCY
                                                    STOCKS          OBLIGATIONS
                                                 ------------      ------------
         Cost of Purchases ...............       $413,802,818      $108,962,211
                                                 ============      ============
         Proceeds from Sales .............       $331,754,911      $ 87,529,772
                                                 ============      ============

NOTE 3--INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     A) INVESTMENT ADVISORY FEE: The Investment Advisory Agreement (the "Advisory Agreement") between the Investment Adviser, Zweig Advisors Inc., and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Investment Adviser under the Advisory Agreement, the Fund pays the Investment Adviser a monthly fee equal, on an annual basis, to 0.85% of the Fund's average daily net assets. During the year ended December 31, 1997, the Fund accrued advisory fees of $5,312,237.

     B) ADMINISTRATIVE FEE: Zweig/Glaser Advisers serves as the Fund's Administrator pursuant to an Administration Agreement with the Fund. Under such Agreement, the Administrator generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports, and responds to shareholder inquiries. Under the terms of the Agreement, the Fund pays the Administrator a monthly fee equal, on an annual basis, to 0.13% of the Fund's average daily net assets. During the year ended December 31, 1997, the Fund accrued administration fees of $812,460.

     C) DIRECTORS' FEES: The Fund pays each Director who is not an interested person of the Fund or the Investment Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with out-of-pocket costs relating to attendance at such meetings. The Directors of the Fund who are interested persons of the Fund or the Investment Adviser receive no remuneration from the Fund.

     D) LEGAL FEES: The Fund incurred legal fees of $17,885 during the year ended December 31, 1997, for the services of Rosenman & Colin LLP, of which Robert E. Smith, a Director of the Fund, is a partner.

     E) BROKERAGE COMMISSIONS: During the year ended December 31, 1997, the Fund paid Zweig Securities Corp. brokerage commissions of $182,134 in connection with portfolio transactions effected through them. In addition, Zweig Securities Corp. charged $13,532 in commissions for transactions effected on behalf of the participants in the Fund's Automatic Reinvestment and Cash Purchase Plan.

     Certain directors and officers of the Fund are also directors and/or officers of the Investment Adviser and the Administrator.

NOTE 4--CAPITAL STOCK AND REINVESTMENT PLAN

     At December 31, 1997, the Fund had one class of common stock, par value $0.10 per share, of which 100,000,000 shares are authorized and 52,765,559 shares are outstanding.

     Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by State Street Bank & Trust Co. as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan") shareholders not making such election will have all such amounts automatically reinvested by State Street, as the Plan agent in whole or fractional shares of the Fund, as the case may be. For the years ended December 31, 1997 and December 31, 1996, 1,322,870 and 1,892,320 shares, respectively, were issued pursuant to the Plan.

     On January 2, 1998 the Fund declared a distribution of $0.31 per share (representing net realized gains and net investment income) to shareholders of record December 31, 1997. This distribution has an ex-dividend date of January 5, 1998 and is payable January 9, 1998.

NOTE 5--FINANCIAL HIGHLIGHTS

     Selected data for a share outstanding throughout each year:

                                                                       YEAR ENDED DECEMBER 31
                                         ------------------------------------------------------------------------------------
                                              1997              1996              1995              1994             1993
                                         -------------     -------------     -------------     -------------    -------------
PER SHARE DATA:
Net asset value, beginning of year ...   $       11.45     $       11.06     $       10.33     $       11.68    $       11.36
                                         -------------     -------------     -------------     -------------    -------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ................            0.35              0.34              0.39              0.24             0.13
Net realized and unrealized
   gains (losses) on investments .....            2.03              1.15              1.41             (0.45)            1.41
                                         -------------     -------------     -------------     -------------    -------------
Total from investment operations .....            2.38              1.49              1.80             (0.21)            1.54
                                         -------------     -------------     -------------     -------------    -------------
Dividends and Distributions:
Dividends from net investment income..           (0.31)            (0.30)            (0.51)            (0.03)           (0.22)
Distributions from net realized gains
   on investments ....................           (0.89)            (0.80)            (0.56)            (1.11)           (1.00)
                                         -------------     -------------     -------------     -------------    -------------
Total Dividends and Distributions ....           (1.20)            (1.10)            (1.07)            (1.14)           (1.22)
                                         -------------     -------------     -------------     -------------    -------------
Net asset value, end of year .........   $       12.63     $       11.45     $       11.06     $       10.33    $       11.68
                                         =============     =============     =============     =============    =============
Market value, end of year* ...........   $       13.25     $      10.875     $       11.25     $      10.375    $       13.75
                                         =============     =============     =============     =============    =============
Total investment return ..............           34.76%             6.92%            19.83%           (16.95)%          16.59%
                                         =============     =============     =============     =============    =============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
  (in thousands) .....................  $     666,366     $     589,081     $     547,886     $     492,004    $     534,813
Ratio of expenses to average
   net assets ........................            1.16%             1.18%             1.22%             1.25%            1.23%
Ratio of net investment income to
   average net assets ................            2.88%             3.12%             3.62%             2.24%            1.18%
Portfolio turnover rate ..............            93.0%            137.2%            160.2%            257.0%           235.5%
Average commission rate per share
   on portfolio transactions .........   $      0.0589     $      0.0591     $      0.0606               N/A              N/A

------------
*Closing Price--New York Stock Exchange.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of The Zweig Fund, Inc.

     We have audited the accompanying statement of assets and liabilities of The Zweig Fund, Inc., including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the management of the Fund. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Zweig Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                                        COOPERS & LYBRAND L.L.P.

New York, New York
February 4, 1998

                                OTHER INFORMATION

ITEM 24.          Financial Statements and Exhibits

         (1) Financial Statements: The following financial statements and schedules of the Registrant included in the Prospectus and/or the Statement of Additional Information are filed with and made a part of this Registration
Statement: Statement of Assets and Liabilities, December 31, 1997; Statement of Operations for the fiscal year ended December 31, 1997; Statement of Changes in Net Assets for the fiscal years ended December 31, 1997 and 1996; Schedule of Investments, December 31, 1997; Notes to Financial Statements at December 31, 1997; Financial Highlights for the ten fiscal years ended December 31, 1997; all other schedules are omitted because the information is included elsewhere in the Prospectus or SAI or is not required.

         (2)  Exhibits

(a)      - Amended and Restated Articles of Incorporation*

(b)      - Amended and Restated By-Laws*

(c)      - Not applicable

(d)(1)   - Form of Subscription Certificate**

(d)(2)   - Form of Notice of Guaranteed Delivery**

(d)(3)   - Form of Nominee Holder Over-Subscription Exercise Form**

(e)      - Distribution Reinvestment and Cash Purchase Plan

(f)      - Not applicable

(g) - Investment Advisory Agreement with Zweig Advisors Inc. dated September 25, 1986.*

(h)      - Form of Dealer Manager Agreement**

(i)      - Not applicable

(j) - Custodian Agreement with The Bank of New York dated as of September 17, 1986.**

(k)(1) - Administration Agreement with Zweig/Glaser Advisers dated as of September 1, 1989.*

(k)(2) - Amendment, dated as of July 1, 1995, to Administration Agreement with Zweig/Glaser Advisers.

(k)(3) - Stock Transfer Agent Service Agreement with the State Street Bank & Trust Company dated as of September 1, 1997.

(l)      - Opinion and Consent of Rosenman & Colin LLP**

(m)      - Not applicable

(n)      - Consent of Coopers & Lybrand L.L.P.**

(o)      - Not applicable

(p)      - Not applicable

(q)      - Not applicable

(r)      - Financial Data Schedule

(s)      - Powers of Attorney

* Incorporated by reference to the Registrant's Amendment No. 11 to the Registrant's Registration Statement (Securities Act File No. 33-40594; Investment Company Act File No. 811-4739).

**       To be filed by amendment.

ITEM 25.          Marketing Arrangements

         See Exhibit 2(h) of this Registration Statement.

ITEM 26.          Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration Statement:

     CATEGORY                                  ESTIMATED EXPENSES*
-------------------------------------------    --------------------------
     Printing Fees
     Dealer Manager Expense
         Reimbursement
     Legal Fees
     Registration Fees
     Information Agent Fees
     Subscription Agent Fees
     Miscellaneous
     New York Stock  Exchange
         and Pacific Stock Exchange Fees


* This information will be given by amendment, and may be subject to future contingencies.

    ITEM 27.      Persons Controlled by or Under Common Control with Registrant

                  None.

    ITEM 28.      Number of Holders of Securities as of                ,1998

TITLE OF CLASS                                         NUMBER OF RECORD HOLDERS
Common Stock, par value $0.10 per share

         ITEM 29.          Indemnification

         Under Article VI, Sections 4 through 7, of the Registrant' Articles of Incorporation and Article V, Section 1, of the Registrant's By-Laws, any past or present director or officer of the Registrant will be indemnified, and will be advanced expenses, to the fullest extent permitted by Maryland law, but not in violation of section 17(h) or 17(i) of the Investment Company Act of 1940, as amended.

         As permitted by Section 2-418(k) of the Maryland General Corporation Law, Article V, Section 3, of the Registrant's By-Laws provides that the Registrant shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Registrant or who, while a director, officer, employee or agent of the Registrant, is or was serving at the request of the Registrant as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, against any liability asserted against and incurred by him or her in any such capacity, or arising out of his or her status as such, provided that no insurance may be obtained by the Registrant for liabilities against which it would not have the power to indemnify him or her under the Section of the By-Laws regarding indemnification or applicable law.

         ITEM 30.          Business and Other Connections of Investment Adviser

         The Registrant is fulfilling the requirement of this Item 30 to describe briefly any other business, vocation or employment of a substantial nature in which the Investment Adviser of the Registrant, and each director, executive officer, or partner of the Investment Adviser, is, or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee by incorporating by reference the information contained in the Form ADV of Zweig Advisors Inc. filed with the SEC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-27366).

         ITEM 31           Location of Accounts and Records

A.               Zweig Advisors Inc.
         900 Third Avenue
         New York, N.Y. 10022
         (corporate records of the Registrant and records relating to the function of Zweig Advisors Inc. as Investment Adviser to the Registrant).

B.               Zweig/Glaser Advisers
         900 Third Avenue
         New York, N.Y. 10022
         (records relating to its function as Administrator to the Registrant).

C.               State Street Bank & Trust Company
         225 Franklin Street
         Boston, Massachusetts 02110
         (records relating to its function as the Registrant's Dividend Paying Agent, Distribution Reinvestment and Cash Purchase Plan Agent, Transfer Agent and Registrar).

D.               The Bank of New York
         48 Wall Street
         New York, N.Y. 10015
         (records relating to its function as Custodian of the Registrant)

ITEM 32.          Management Services

Not applicable

ITEM 33.          Undertakings

(a) Registrant undertakes to suspend offering of the shares covered hereby until it amends its Prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share declines more than ten percent from its net asset value per share as of the effective date of this Registration Statement, or (2) its net asset value per share increases to an amount greater than its net proceeds as stated in the Prospectus contained herein.

(b)      Registrant undertakes that:

(1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 26th day of February, 1998.

                                        THE ZWEIG FUND, INC.

                                        By:      /s/ Martin E. Zweig
                                             -----------------------------------
                                                     Martin E. Zweig
                                             Chairman of the Board and President

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                                  Title                                                  Date
/s/   Martin E. Zweig                      Director, Chairman of the Board and President          February 26, 1998
----------------------------------          (Chief Executive Officer)
      Martin E. Zweig

      Annemarie Gilly*                     Director                                               February 26, 1998
----------------------------------
      Annemarie Gilly

      Eugene J. Glaser*                    Director                                               February 26, 1998
----------------------------------
      Eugene J. Glaser

      Elliot S. Jaffe*                     Director                                               February 26, 1998
----------------------------------
      Elliot S. Jaffe

/s/   Jeffrey Lazar                        Director, Vice President, Treasurer and                February 26, 1998
----------------------------------         Assistant Secretary
      Jeffrey Lazar

      Alden C. Olson*                      Director                                               February 26, 1998
----------------------------------
      Alden C. Olson

      James B. Rogers, Jr.*                Director                                               February 26 1998
----------------------------------
      James B. Rogers, Jr.

      Anthony M. Santomero*                Director                                               February 26, 1998
----------------------------------
      Anthony M. Santomero

      Robert E. Smith*                     Director                                               February 26, 1998
----------------------------------
      Robert E. Smith


* By:    /s/ Martin E. Zweig                                                                      February 26, 1998
         ---------------------------
         Martin E. Zweig
         Attorney-in-fact

                                  EXHIBIT INDEX


(e)      - Distribution Reinvestment and Cash Purchase Plan

(k)(2) - Amendment dated as of July 1, 1995, to Administration Agreement with Zweig/Glaser Advisers.

(k)(3) - Stock Transfer Agent Service Agreement with the State Street Bank & Trust Company dated as of September 1, 1997.

(r)      - Financial Data Schedule

(s)      - Powers of Attorney


                                       1